Exhibit 10.5

EXECUTION VERSION

MASTER GENERAL TRANSITION SERVICES AGREEMENT

between

Kraft Foods Group, Inc.

and

Mondelēz Global LLC

Dated as of September 27, 2012

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MASTER GENERAL TRANSITION SERVICES AGREEMENT

This Master General Transition Services Agreement (this “Agreement”) is entered into as of the Distribution Date, as defined in the Separation Agreement (as defined below), (the “Effective Date”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability (“SnackCo”).

WHEREAS, GroceryCo and SnackCo’s parent company are parties to that certain Separation Agreement dated as of the Distribution Date (the “Separation Agreement”);

WHEREAS, pursuant to the Separation Agreement, the parties agreed to separate Kraft Foods Inc. into two companies: (a) GroceryCo, which will own and conduct, directly and indirectly, the GroceryCo Business; and (b) SnackCo, which will own and conduct, directly and indirectly, the SnackCo Business (the “Separation”);

WHEREAS, in connection with the transactions contemplated by the Separation Agreement and in order to ensure a smooth transition following the Separation, each party desires that the other party provide, or cause its Affiliates or contractors to provide, certain transition services (other than (a) information technology services, which services will be governed under the Master Information Technology Transition Services Agreement dated as of the Distribution Date, and (b) research and development transition services, which services will be governed under the Research and Development Agreement dated as of the Distribution Date) in exchange for the consideration stated in this Agreement and in accordance with the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the services to be provided hereunder will be specified in separate Project Statements (as further defined below) that will set forth the scope of the services to be provided as well as the party who will provide the services (the “Supplier” as further defined herein) to the other party (the “Buyer” as further defined herein); and

WHEREAS, each party in its capacity as a Buyer wishes to receive such specified transition services for use in connection with its Business in order to ensure a smooth transition following the Separation and services as Buyer may select, and each party in its capacity as a Supplier has agreed to provide such services in accordance with the terms specified herein.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, GroceryCo and SnackCo agree as follows:

1. Definitions. The following terms have the meanings indicated:

1.1 “Allocated Cost” has the meaning set forth in Section 5.2.

1.2 “Buyer” means with respect to a Service specified in a Project Statement, the party receiving such Service as specified in the Project Statement.

1.3 “Buyer Data” means data relating to the operation of the Business of Buyer in the possession or control of Supplier.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.4 “Canadian Buyer” has the meaning set forth in Section 10.1.

1.5 “Canadian Supplier” has the meaning set forth in Section 10.1.

1.6 “Change of Control” means any: (A) event or series of events through which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), becomes, or obtains rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding common stock of a party or any of its subsidiaries; (B) merger, consolidation or acquisition of or involving a party or any of its subsidiaries; (C) sale of any material amount of the assets of a party or any of its subsidiaries (including by a sale of stock or other securities of any such subsidiary); or (D) similar transaction or business combination involving a party or any of its subsidiaries or their business or capital units or assets.

1.7 “Confidential Information” has the meaning set forth in Section 9.1.

1.8 “Contractor” has the meaning set forth in Section 3.3.

1.9 “Dispute” has the meaning set forth in Section 10.2.

1.10 “Employee Matters Agreement” means the Employee Matters Agreement between the parties dated as of the Distribution Date.

1.11 “Maximum Transition Period” means the two-year period beginning on the Effective Date.

1.12 “New Service” means a Service not provided or supplied by Kraft Foods Inc., its subsidiaries and/or its Contractors for the Business of Buyer during the 12 months preceding the Effective Date.

1.13 “Project Statement” has the meaning set forth in Section 2.1.

1.14 “Representative” means an Affiliate, Contractor or other Person providing Services hereunder on behalf of Supplier.

1.15 “Services” means collectively the Identified Services, any Menu Services and any Additional Services described in mutually agreed Project Statements.

1.16 “Services Manager” has the meaning set forth in Section 3.1.

1.17 “Supplier” means with respect to a Service specified in a Project Statement, the party providing such Service as specified in the Project Statement.

1.18 “Term” has the meaning set forth in Section 7.1.

1.19 “Transition Period” means the maximum period of time set forth in the applicable Project Statement for a Service, as such Transition Period may be adjusted by mutual written agreement of the parties from time to time; provided, however, that in no event will the Transition Period exceed the date that is two years from the Effective Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Other capitalized terms have the meanings set forth elsewhere in this Agreement. Any capitalized terms used but not defined in this Agreement have the meanings given to them in the Separation Agreement.

2. Transition Services.

2.1 Project Statements. The scope of each agreed upon Service to be provided under the terms of this Agreement will be set forth in a Project Statement substantially in the form set forth in Annex A (a “Project Statement”), including, as applicable, (i) the party that is the Supplier of the Service and the party that is the Buyer of the Service, (ii) a timeline for such Service, (iii) the location of such Service (including any Canada Services), (iv) each party’s Services Manager for such Project Statement, (v) any details regarding the Allocated Cost for such Service, (vi) payment terms, and (vii) any specifications applicable to such Service, if different from the specifications defined in this Agreement. No Project Statement will be binding or effective unless signed by both parties. Supplier will provide, or cause one or more of its Representatives to provide, to Buyer the Services described in executed Project Statements in accordance therewith and subject to the terms and conditions of this Agreement.

2.2 Identified Services. Each Project Statement entered into as of the Effective Date is attached to this Agreement in Annex B, and the Services identified in such Project Statements are referred to in this Agreement, collectively, as the “Identified Services”. Supplier agrees, on the terms and subject to the conditions of this Agreement, to provide, or cause one or more of its Representatives to provide, to Buyer each of the Identified Services for the applicable Transition Period indicated in each applicable Project Statement attached hereto in Annex B, and Buyer agrees to purchase and pay for the Identified Services as provided for in Section 5.

2.3 Menu Services. If Buyer desires to receive any services that are not Identified Services but that are listed on the menu of services available upon request as set forth in Annex C (“Menu Services”), Buyer will provide Supplier with a reasonably detailed written request for such proposed services. Within 30 days following such request, Supplier will, to the extent feasible, provide a good faith estimate of the costs, timing and resources required to provide such Menu Services, including a good faith summary of any costs or effects to other Services, equipment, systems, personnel or resources being provided to Buyer (“Resulting Linked Effects”). The parties will then promptly negotiate in good faith the terms of a Project Statement by which the proposed Menu Services would be provided under this Agreement. Supplier agrees to take commercially reasonable efforts to provide the proposed Menu Services to the extent not unduly burdensome in light of Supplier’s resource constraints and obligations, subject to the following conditions: (i) if the requested Menu Services could be obtained from other commercial service providers in a commercially reasonable manner, then Supplier will have the right, in its sole and absolute discretion, to decline to provide such Menu Services; (ii) Supplier will not be obligated to perform any Menu Services unless Buyer agrees to pay the Allocated Cost for such Menu Services, including any Allocated Costs associated with Resulting Linked Effects; and (iii) in no event will the Transition Period for any Menu Service extend beyond the Maximum Transition Period.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.4 Additional Services.

(a) If Buyer desires to receive any services that are not Identified Services or Menu Services, or that represent a significant or material change to an Identified Service or a Menu Service, Buyer will provide Supplier with a reasonably detailed written request for such proposed services (the “Additional Services”) (such request sufficiently detailed to enable Supplier to weigh the risks and assess the feasibility of such request and attempt to estimate the resources and effort required to provide such proposed services). Within 30 days following such request, Supplier will, to the extent reasonably feasible, assess the request in good faith and provide notice of whether it will endeavor to provide the requested Additional Service. If Supplier does not respond to such request within 30 days following such request, then Supplier will be deemed to have refused such request.

(b) If a requested Additional Service is reasonably necessary to effect the Separation of the GroceryCo and SnackCo Businesses then Supplier will accept the request to provide the proposed Additional Service if it can feasibly provide such Additional Service without undue burden in light of Supplier’s resource constraints and obligations. Supplier will have no obligation to provide an Additional Service or to provide the Additional Service under any specific terms, and may decline to provide such requested Additional Service in its sole and absolute discretion, if any of the following apply: (i) the requested Additional Service is not reasonably necessary to effect the Separation of the GroceryCo and SnackCo Businesses; (ii) the requested Additional Service is not a Service that was provided or supplied by Kraft Foods Inc. and/or its subsidiaries for the Business of Buyer during the 12 months preceding the Effective Date; (iii) the requested Additional Service could be obtained from other commercial service providers in a commercially reasonable manner; (iv) Buyer will not agree to pay the Allocated Cost for such Additional Services, including any Allocated Costs associated with Resulting Linked Effects; or (v) the Transition Period for the requested Additional Service extends beyond the Maximum Transition Period.

(c) If Supplier accepts a request to provide an Additional Service, it will, to the extent reasonably feasible, provide a good faith estimate of the fees, timing and resources required to provide such Additional Services, including a good faith summary of any Resulting Linked Effects. The parties will then promptly negotiate in good faith a Project Statement by which the proposed Additional Services would be provided under this Agreement.

2.5 Disputes over requested Services. In the event that Buyer alleges that Supplier (or a proposed Supplier) has violated its obligation to consider or provide a requested Service hereunder, or has acted in bad faith in negotiating the terms applicable to a Service such Dispute will be subject to arbitration in accordance with Section 10.2(c).

2.6 Financial obligation. In providing the Services, Supplier and its Representatives will not be obligated to perform any of the following actions unless Buyer agrees to pay the fully Allocated Cost of such actions and the performance of such actions is reasonably within the control of Supplier and its Representatives: (i) maintain the employment of any specific employee; (ii) purchase, lease or license any additional equipment or software, except any replacement for existing equipment owned by Supplier and necessary to provide the Services pursuant to the terms of this Agreement; (iii) pay any costs related to the conversion of the Buyer Data from one format to another; or (iv) pay any costs necessary to integrate Buyer’s systems for purposes of receiving the Services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.7 Means of providing Services. Supplier will, in its sole discretion, determine the means and resources used to provide the Services in accordance with its business judgment and subject to Section 4. Supplier will have sole discretion and responsibility for staffing, instructing and compensating its personnel and third parties who perform the Services.

2.8 Access to facilities and equipment. To the extent reasonably required to perform the Services hereunder, Buyer will provide (or, as necessary, will cause its Representatives to provide) Supplier with reasonable access to and use of Buyer’s applicable facilities and equipment.

2.9 Cooperation; consulting. Supplier and Buyer will use reasonable efforts to assist and cooperate with one another in the timely and orderly transfer of all matters that support or relate to the functions that are the subject of any Services. Buyer acknowledges that some Services to be provided under this Agreement require instructions and information from Buyer, which Buyer will provide to Supplier sufficiently in advance in order to enable Supplier or its Representatives to provide or procure such Services in a timely manner. Supplier will not be liable for any delays resulting from or caused by Buyer’s failure to provide such instructions or information in a timely manner, and Buyer will pay any reasonable additional costs or expenses, including labor, resulting therefrom. Buyer will provide all information reasonably required or requested by Supplier to perform its obligations under this Agreement. Except as otherwise specified for Menu Services, the cost for hourly consulting services provided by Supplier personnel included in Allocated Costs for any Services will be billed at $150 per hour plus reasonable, out-of-pocket expenses.

2.10 Inability to perform Services. In the event that Supplier will be unable to perform Services as required by this Agreement for any reason whatsoever, the parties will cooperate, and Supplier will use its commercially reasonable efforts, to restore the affected Services as soon as possible. The foregoing is without prejudice to any rights and remedies Buyer may have in connection with such failure to perform.

3. Personnel.

3.1 Services Managers. Each party will each select a separate services manager (a “Services Manager”) for each Project Statement, with each such Services Manager to be identified in the applicable Project Statement, to act as its primary contact person for the provision or receipt, as applicable, of the Services hereunder. All communications relating to the provision of the Services will be directed to the Services Manager of the other party. The Services Managers of the parties will meet periodically, no less than quarterly, to discuss the status of the Services.

3.2 Supplier personnel. Except as otherwise set forth in the Separation Agreement or the Employee Matters Agreement, for the avoidance of doubt, this Agreement does not impose an obligation on Supplier to second or procure the secondment to Buyer of any employee or other personnel in connection with the provision of the Services. The parties agree that such

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

employees of Supplier and its Affiliates providing Services are employees, contract employees or secondees of Supplier or its Affiliates. All labor matters relating to any employees of Supplier and its Affiliates will be within the exclusive direction, control and supervision of Supplier and its Affiliates, and Buyer will take no action affecting such matters, and Supplier will have the sole right to exercise all authority with respect to the employment, termination, assignment, and compensation of such Supplier personnel; provided, however, that Supplier agrees to use commercially reasonable efforts to maintain sufficient personnel and facilities necessary to provide the Services. Supplier will be solely responsible for the payment of all salary and benefits, social security taxes, unemployment compensation tax, workers’ compensation tax, other employment taxes or withholdings and premiums and remittances with respect to employees of Supplier and its Affiliates used to provide Services, and all Supplier personnel providing Services under this Agreement will be deemed to be employees or representatives solely of Supplier for purposes of all compensation and employee benefits and not to be employees, representatives or agents of Buyer.

3.3 Contractors. The Services may be provided in whole or in part by (a) Affiliates of Supplier, or (b) third party contractors or subcontractors (a “Contractor”) capable of providing the required level of service set forth in Section 4.

(a) If Supplier wishes to use a Contractor to provide Services for the benefit of Buyer that has not provided similar services to the Businesses during the 12 months preceding the Effective Date (a “New Contractor”), then Supplier will ensure that such New Contractor agrees in writing to be bound by the relevant terms and conditions of this Agreement. Without limiting the foregoing, Supplier will ensure that the New Contractor enters into a written confidentiality agreement on terms with respect to the Confidential Information of Buyer and its Affiliates that are substantially similar to and at least as protective of such Confidential Information as the terms of Section 9 of this Agreement.

(b) Supplier will take all commercially reasonable efforts to ensure that Services are not interrupted or materially disrupted in connection with the transition of provision of Services to any Contractor, including a New Contractor. Supplier will not be responsible for delays in the provision of Services arising from Buyer’s failure to respond promptly to reasonable requests or information provided by Supplier or caused by terms or negotiations requested by Buyer.

(c) If and to the extent that any failure, delay or other problem in connection with the Services (or any part thereof) is caused by the act or omission of a Contractor: (i) Supplier will not be in breach of this Agreement or otherwise liable to Buyer as a result of such failure, delay or other problem; (ii) Supplier will use commercially reasonable efforts to exercise and enforce its rights and remedies (if any) against the Contractor such that the failure, delay or other problem is remedied as soon as reasonably practicable and its impact on the Services and its Business is minimized; and (iii) Supplier will pay (or procure the payment) to Buyer such portion of any monetary compensation paid to Supplier by a Contractor in respect of any damages caused by the act or omission of that Contractor as relates to any damage suffered by Buyer or its Business as a result of that act or omission (in the event Contractor is found obligated to pay less than all compensation necessary to make whole both Supplier and Buyer, then Supplier and Buyer will split the compensation on a pro-rata basis consistent with each party’s portion of the total damages suffered).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.4 Compliance with Policies; Safety of Personnel. Buyer acknowledges that Supplier has instituted and will continue to institute and revise a variety of policies and procedures for its provision of Services. All Services must be reasonably capable of being performed in a manner that is consistent with the policies and procedures of Supplier, including those relating to antitrust laws and health, safety, labor, employment and environmental laws and otherwise in compliance with applicable law. Supplier will use reasonable efforts to provide Buyer with advance written notice in the event it believes any Service is not consistent with such policies or procedures where the same would materially affect the Services to be provided. To the extent Services are performed on site, Supplier will be permitted to withdraw any personnel providing Services at that time if Supplier has a reasonable opinion that such personnel face any risk to their personal safety and prior written notice (to the extent possible) has been given to Buyer.

3.5 Retention of Supplier personnel. If, during the Term, Buyer hires, retains or otherwise engages any employee, Contractor or other personnel of Supplier, Supplier will not be in breach of this Agreement or otherwise liable to Buyer to the extent such hiring, retention or engagement impairs or affects the ability of Supplier to provide the Services hereunder (or any part thereof), including any failure, delay or other non-compliance with any requirements relating to the Services resulting therefrom.

4. Service Standards.

4.1 Service levels. (a) Supplier will use commercially reasonable efforts to continue to provide those Services being supplied for Buyer’s Business as of the Effective Date at a relative service level consistent in all material respects with that provided to Buyer’s Business in the 12 months preceding the Effective Date; or (b) Supplier will use commercially reasonable efforts to provide New Services consistent with the specifications, if any, set forth in an applicable Project Statement. For any work performed on premises of Buyer, Supplier and its personnel will comply with all reasonable security, confidentiality, safety and health policies of Buyer (as applicable) if and to the extent Buyer informs Supplier of such policies in writing. In the event of a failure to meet such general service levels, Supplier will endeavor to identify and resolve the cause of the deficiency. If such issue remains unresolved for more than 30 days Buyer may refer the matter for resolution in accordance with Section 10.2.

4.2 Exceptions. It will not be deemed to be a breach of this Agreement if Supplier fails to meet the service standards set forth in this Section 4 because of (i) the failure of Buyer to cooperate with or provide information, services or decisions to Supplier as required hereunder, (ii) failure caused by any act or omission of Buyer or its facilities, equipment, hardware or software, (iii) changes reasonably deemed to be required by changes in law, technology or the availability of reasonably commercially available products and services, (iv) changes otherwise permitted hereunder, (v) demands on, or changes to, the relevant systems, processes or personnel, provided Supplier expends commercially reasonable efforts to attempt to correct the situation within a reasonable period of time, (vi) failures by third party service providers not directly retained by Supplier, (vii) a Contractor’s failure to perform (subject to Section 3.3(c)(ii)), or (viii) Force Majeure as further provided in Section 10.2(b).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3 No warranty. OTHER THAN AS PROVIDED IN THIS SECTION 4, SUPPLIER DOES NOT MAKE ANY WARRANTY WITH RESPECT TO THE SERVICES, WHETHER EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES, WHETHER OF MERCHANTABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR OTHERWISE FOR SAID SERVICES.

5. Payment for Services.

5.1 Costs and charges. Supplier will charge Buyer the Allocated Cost for the Services provided hereunder.

5.2 Calculation of Allocated Cost. “Allocated Cost” means the fully allocated cost for providing Services calculated in a manner consistent with past practice, including the following (to the extent allocable to the provision of the Services): (a) the cost of licenses for software or other intellectual property (or other cost associated with obtaining rights to use software or intellectual property), including any termination, transfer, sublicensing, access, upgrade or conversion fees, (b) the cost of maintenance and support, including user support, (c) the fully loaded cost of personnel, (d) the cost of equipment, (e) the cost of disaster recovery services and backup services, (f) the cost of facilities and space, (g) the cost of supplies (including consumables), (h) the cost of utilities (HVAC, electricity, gas, etc.), (i) the cost of networking and connectivity, (j) the cost of legal fees associated with any advice, activities or agreements related to the foregoing areas, (k) any reasonable out-of-pocket expenses incurred by Supplier with third parties (including Contractors) in connection with the provision of Services (including one-time set-up costs, license fees, costs to enter into third party agreements, costs to exit third party agreements, termination fees, and other costs incurred in connection with Contractors engaged in compliance with this Agreement), and (l) the cost of personnel retained, displaced or transferred (excluding severance costs for Supplier employees). Travel expenses must be reasonable and incurred in accordance with Supplier’s normal travel policy. Overhead allocations must be calculated consistently with Supplier’s practice as then generally used by Supplier in its applicable, respective geographic business. Allocated Costs will be subject to a mark-up of five percent (the “Mark-Up”), except for (i) materials and services provided by third parties, (ii) fees charged by third parties, and (iii) out-of-pocket expenses paid to third parties.

5.3 Invoices and payment. Supplier will provide Buyer with monthly invoices reflecting: (i) the Services provided during the preceding month, (ii) the Allocated Cost owed for such Services provided during the preceding month, and (iii) any other charges incurred during the preceding month under the terms of this Agreement. Invoices will be sent in a format and containing a level of detail reasonably sufficient for Buyer to determine the accuracy of the computation of the amount charged and that such amount is being calculated in a manner consistent with this Agreement. Reasonable documentation will be provided for all out-of-pocket expenses consistent with Supplier’s practices. All amounts will be due and payable within 60 days of the date of invoice; provided, however, that with respect to any material purchases identified in a Project Statement or other attachment, such amounts will be due and payable in advance of the date that such Services are provided as set forth therein. Upon Buyer’s reasonable request, Supplier (or Canadian Supplier, as applicable) will provide explanations,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

answer questions, and provide additional documentation regarding invoiced amounts. Unless otherwise specifically agreed in writing by the parties hereto, all payments due hereunder will be made by wire transfer of immediately available funds to the accounts set forth in Annex D (or such other account as may be designated in writing from time to time by Supplier).

5.4 Taxes.

(a) All amounts to be paid to Supplier (or Canadian Supplier, as applicable) under this Agreement are exclusive of any applicable taxes required by law to be collected from Buyer (including withholding, sales, use, excise or services tax, which may be assessed on the provision of the Services under this Agreement). If a withholding, sales, use, excise, services or similar tax is assessed on the provisions of any of the Services under this Agreement, Buyer (or a Canadian Affiliate, as applicable) will pay directly or reimburse or indemnify Supplier (or Canadian Supplier, as applicable) for such tax. The parties agree to cooperate with each other in determining the extent to which any tax is due and owing under the circumstances, and will provide and make available to each other any resale certificate, information regarding out of state use of materials, services or sale, and other exemption certificates or information reasonably requested by either party. The parties further agree to work together to structure the provision of the Services to eliminate or minimize applicable transfer taxes, including but not limited to, itemizing on invoices each Service provided to Buyer.

(b) In addition to any amounts otherwise payable pursuant to this Agreement, Buyer will be responsible for any and all sales, use, excise, services or similar taxes imposed on the provision of goods and services by Supplier or its Representatives to Buyer pursuant to this Agreement (“Sales Taxes”) and will either (i) remit such Sales Taxes to Supplier (and Supplier will remit the amounts so received to the applicable taxing authority), or (ii) provide Supplier with a certificate or other proof, reasonably acceptable to Supplier, evidencing an exemption from liability for such Sales Taxes. For the avoidance of doubt, all amounts under this Agreement are expressed exclusive of Sales Taxes.

5.5 Other expenses. After the Effective Date, except as otherwise specified in this Agreement, each party hereto will pay its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in carrying this Agreement into effect.

5.6 Interest payable on amounts past due. All late payments due under this Agreement will bear interest at a rate equal to the annualized interest rate at prime (as published in the Wall Street Journal from time to time) plus three percentage points, from the invoice due date to the date of payment. If Buyer disputes any portion of any invoice, Buyer must notify Supplier in writing of the nature and the basis of the dispute within 60 days after the date of the applicable invoice, after which time Buyer will have waived any rights to dispute such amount.

5.7 Audit. Supplier will keep reasonably detailed records, consistent with past practice, for any expenses that constitute a component upon which the price for Services is determined. Supplier will maintain the records in accordance with its then-current record retention policies. At reasonable intervals during the Term and for two years thereafter, Buyer personnel will, upon no less than five business days prior notice, or, if critical, upon reasonable

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

shorter notice under the circumstances, have access to the records for the purpose of verifying the invoices submitted to Buyer hereunder notwithstanding the termination of any Project Statement. The costs of all such audits will be borne by Buyer. The confidentiality provisions in Section 9 of this Agreement will govern all audits by Buyer.

6. Proprietary Rights.

6.1 Equipment. Except with respect to those items of equipment, systems, tools, facilities and other resources allocated to Buyer pursuant to the Separation Agreement, all equipment, systems, tools, facilities and other resources used by Supplier and any of its Affiliates in connection with the provision of Services hereunder will remain the property of Supplier and its Affiliates and, except as otherwise provided in this Agreement, will at all times be under the sole direction and control of Supplier and its Affiliates.

6.2 Intellectual property. To the extent Supplier or its Representatives use any know-how, processes, technology, trade secrets or other intellectual property owned by or licensed to Supplier or any of its Representatives (“IP”) in providing the Services, such IP (other than such IP licensed to Supplier by Buyer or its Affiliates) and any derivative works of, or modifications or improvements to, such IP conceived or created as part of the provision of Services (“Improvements”) will, as between the parties, remain the sole property of Supplier unless such Improvements were specifically created for Buyer or its Affiliates pursuant to a specific Service as specifically indicated in a Project Statement. The applicable party will and hereby does assign to the applicable owner designated above, and agrees to assign automatically in the future upon first recordation in a tangible medium or first reduction to practice, all of such party’s right, title and interest in and to all Improvements, if any. All rights not expressly granted herein are reserved. Notwithstanding the foregoing, if there is any conflict between the terms of this Section 6.2 and specific terms of the Separation Agreement, then the terms of the Separation Agreement will prevail.

7. Term and Termination.

7.1 Term. Buyer will use commercially reasonable efforts to end its need to use the Services as soon as reasonably possible after the Effective Date; provided, however, that, Supplier will not be required to provide the Services later than the Maximum Transition Period or any earlier applicable Transition Period. This Agreement starts on the Effective Date and ends on the earlier of termination of all Services, unless sooner terminated by the parties in accordance with Section 7.3 (the “Term”).

7.2 Termination of a Service.

(a) Buyer may elect to terminate a Service at any time by providing Supplier with written notice prior to the effective date of termination of such Service. The amount of notice provided will be reasonable and in no event shorter than (i) 90 days, (ii) any longer required notice period specified in a Project Statement, and (iii) any greater minimum notice period as may be provided under applicable arrangements with Contractors. Following receipt of such notice (the “Services Termination Notice”), Supplier will provide, not later than 30 days following Supplier’s receipt of the Services Termination Notice, to Buyer written notice

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

regarding the impact of such termination on any other Services, including a good faith summary of any Resulting Linked Effects. In the event that Buyer still wishes to proceed with termination, then (A) Buyer will provide Supplier with written notice thereof, (B) the affected Services, including those linked Services identified by Supplier, will terminate effective at the end of the notice period, and (C) Supplier will not be liable for any Resulting Linked Effects arising from such terminations whether included in the prior good faith summary or otherwise.

(b) Buyer also may elect to terminate a Service upon at least 30 days’ notice to Supplier if Supplier notifies Buyer (as provided in Section 10.9) that it plans to use a New Contractor to perform any of the Services, and Supplier does not, within 30 days after the notice, commit not to use the New Contractor.

(c) Without prejudice to any other rights or remedies of Buyer, Buyer may also elect to terminate a Service at any time, upon written notice to Supplier, if (i) Supplier will have failed to perform any of its material obligations under this Agreement relating to such Service, (ii) Buyer has notified Supplier in writing of such failure, and (iii) for a period of 30 days after receipt by Supplier of written notice of such failure, such failure will not have been cured.

(d) Supplier may terminate a Service, upon written notice to Buyer, with respect to any Service for which Buyer fails to pay an amount when due hereunder

(e) if such amount remains unpaid for a period of 30 days after receipt by Buyer of written notice of such failure.

(f) A Service will terminate automatically at the end of its applicable Transition Period, or if no Transition Period is specified, at the end of the Maximum Transition Period.

7.3 Termination of Agreement. Either party may terminate this Agreement and all Services immediately without notice if (i) the other files for bankruptcy protection or has an involuntary petition for bankruptcy filed against it, becomes unable to pay its bills, sell or transfers property to creditors, dissolves or liquidates, has a liquidator or receiver appointed by a court, or is a party of any other similar legal proceedings, if in any such case termination is permitted by applicable law, or (ii) there occurs any Change of Control with respect to the other party.

7.4 No abandonment for Dispute. In the event of a pending Dispute between the parties, Supplier will not have the right to suspend, withhold, interrupt or terminate any Service involved in such Dispute, including for breach of this Agreement, unless and until an arbitrator or tribunal sanctioned under Section 10.2 authorizes or orders such interruption or termination. Supplier acknowledges and agrees that it will be fully compensated by money damages alone for, and will not be irreparably harmed by, providing Services during the pendency of any Dispute. In the event that Supplier threatens to stop performing Services in connection with a Dispute other than as permitted in this Section 7.4, Buyer will be entitled to an order for injunctive relief against Supplier. Supplier agrees that such an abandonment would result in irreparable injury to Buyer, that Buyer would have no adequate remedy at law, and that Supplier will not oppose Buyer’s motion for continuation of the Services or the entry of an order compelling performance by the Supplier of its obligations under this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.5 Costs upon termination. Upon any termination, Buyer will pay all amounts outstanding for Services provided by Supplier or its Contractors. Any termination of Services will be final, and monthly charges will be appropriately prorated. Buyer will be liable for all out-of-pocket costs, stranded costs or other costs incurred by Supplier that are not otherwise recoupable by Supplier in connection with termination or winding up of terminated Services, including (a) costs under third-party contracts for services, software or other items, including breakage fees or termination fees, (b) costs relating to any of Supplier’s personnel which are affected by termination of a Service, (excluding severance costs for Supplier employees), (c) fees associated with facilities, hardware or equipment affected by the terminated Service including fees related to terminated leases, (d) costs relating to or in connection with the termination of any related or linked Services, including any Resulting Linked Effects, and (e) costs of any materials or third-party services that, before notice of termination, Supplier paid for or obligated itself to pay for in connection with providing the Services, if and to the extent that Supplier cannot through reasonable commercial efforts obtain a refund for or terminate its obligation to pay for such materials and services.

7.6 Return of materials. The parties will, at the disclosing party’s request and upon termination of this Agreement, use all reasonable efforts to return to the other party or destroy all documents and materials in tangible form, and permanently erase all data in electronic form, containing any Confidential Information. Notwithstanding the foregoing, the parties hereto acknowledge that certain systems utilized by Supplier may not permit the purging or deletion of data, and in such case Supplier agrees to maintain copies of affected Buyer data for the minimum amount of time permitted by such systems and not to use such data for any other purposes.

7.7 Data return. Upon termination of a Service for any reason, Supplier will promptly provide Buyer with a copy of any Buyer Data relating to such terminated Service (excluding any Buyer Data that has previously been provided to Buyer or that is otherwise already in the possession of Buyer). Buyer Data will be provided in its then current form, in an electronic format and media to be reasonably agreed upon by the parties. The foregoing obligation of Supplier is absolute, and Supplier will not be entitled to withhold such Buyer Data for any reason, including due to Buyer’s breach of this Agreement (provided that in the case Buyer is in breach of this Agreement, that Buyer pays Supplier prior to delivery for any reasonable costs incurred by Supplier to comply with Buyer’s data copy request). Upon providing Buyer with an electronic media copy of the Buyer Data, Supplier will have no further responsibility with respect to such data, including maintaining a backup or archive for Buyer, except as otherwise expressly provided in a Project Statement.

7.8 Access to personnel. When this Agreement or a Service terminates for whatever reason, Supplier will provide Buyer or its designee for a period of three months with reasonable access to personnel and information relating to the provision of the discontinued Service(s) in order to facilitate the future performance by Buyer of such Service(s); provided that nothing in the foregoing will require Supplier to maintain or retain any particular personnel, systems, software or data and the access granted hereunder will be to such resources that Supplier retains in its ordinary course of business.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8. Indemnity, Limitation of Liability and Mitigation of Damages.

8.1 Limit of liability. Neither party nor any of its Affiliates will be liable to the other party or for any special, punitive, consequential, incidental or exemplary damages (including lost or anticipated revenues or profits relating to the same and attorneys’ fees) arising from any claim relating to this Agreement or any of the Services to be provided under this Agreement or the Project Statements, or the performance of or failure to perform such party’s obligations under this Agreement or the Project Statements, whether such claim is based on warranty, contract, tort (including negligence or strict liability) or otherwise, and regardless of whether such damages are foreseeable or an authorized representative of such party is advised of the possibility or likelihood of such damages.

8.2 Maximum liability. Except with respect to (a) a breach of the confidentiality obligations set forth in Section 9 or (b) Supplier’s unjustified refusal to perform its obligations under this Agreement, the aggregate liability of Supplier arising out of or in connection with this Agreement will be limited by each specific Service, such that the aggregate liability of Supplier arising out of or in connection with each specific Service will not exceed an amount equal to the aggregate amount of fees (which fees will exclude any pass-through costs of Contractors) paid or payable for such specific Service under this Agreement.

8.3 Mitigation of damages. In addition, the parties will, in all circumstances, use commercially reasonable efforts to mitigate and otherwise minimize damages, whether direct or indirect, due to, resulting from or arising in connection with any failure to comply fully with the obligations under this Agreement.

8.4 Buyer indemnity. Buyer agrees to indemnify, defend and hold Supplier and each of its Representatives harmless against all damages, claims, actions, fines, penalties, expenses or costs (including court costs and reasonable attorneys’ fees) (collectively, “Liabilities”) attributable to any third-party claims asserted against Supplier or its Representatives to the extent arising from or relating to any breach of this Agreement resulting from the negligence or willful malfeasance of Buyer, any of its Representatives or any of its or their respective employees, officers or directors. The limitations in Sections 8.1 and 8.2 do not apply to Buyer’s indemnification and defense obligations under this Section 8.4.

8.5 Supplier indemnity. Supplier agrees to indemnify, defend and hold Buyer and each of its Representatives harmless against all Liabilities attributable to any third-party claims to the extent arising from or relating to (a) the provision of Services under this Agreement resulting from the negligence or willful malfeasance of Supplier, any of its Representatives or any of its or their respective employees, officers or directors, or (b) the failure of Supplier or its Affiliates to perform the Services in accordance with the standards set forth in Section 4 (subject to the limitations and exceptions in Section 3.3(c) and 4.2). The limitations in Sections 8.1 and 8.2 do not apply to Supplier’s indemnification obligations under this Section 8.5.

8.6 Indemnity procedure. All claims for indemnification under this Section 8 will be made in accordance with the procedures set forth in Article V of the Separation Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9. Confidentiality.

9.1 Each party will, and will cause its Representatives and their officers, directors, employees and agents to, hold as confidential and not disclose to any other party all information received by it under this Agreement that relates to the other party’s business or that relates to the other party’s activities or deliverables under this Agreement (“Confidential Information”). “Confidential Information” includes: (a) this Agreement and its terms and conditions; (b) the IP and Improvements; (c) the Buyer Data; and (d) any information obtained or reviewed by a party in the course of reviewing the other party’s records in accordance with this Agreement. When a party discloses any of its Confidential Information to the other party it will make reasonable efforts to mark the information as “Confidential”, but any failure to mark the information as “Confidential” will not cause the information to lose its status as Confidential Information nor will it relieve the receiving party of its obligations under this Section 9 with respect to that information.

9.2 Notwithstanding Section 9.1, each party may: (a) disclose the other party’s Confidential Information if legally compelled to do so, provided that it promptly informs the other party of the required disclosure; (b) disclose this Agreement as reasonably necessary in connection with efforts to resolve a Dispute; and (c) disclose this Agreement to third parties for strategic due diligence purposes if the third party has signed a confidentiality agreement covering the disclosure.

9.3 “Confidential Information” does not include any information that: (a) is or becomes publicly known through no fault of the receiving party; (b) is known to the receiving party before disclosure under this Agreement, as documented by business records (and ownership of such information has not been allocated to the disclosing party pursuant to the Separation Agreement); (c) is disclosed to the receiving party by a third party having no obligation of confidentiality to the disclosing party; or (d) is independently developed by the receiving party without use of the disclosing party’s Confidential Information as documented by reasonable evidence.

9.4 The parties’ obligations under this Section 9 will continue for five years after the termination of this Agreement, except that to the extent that any Confidential Information constitutes a trade secret, the receiving party’s obligations with respect to that Confidential Information will continue for five years or for such period as the information remains trade secret, whichever is longer.

10. General.

10.1 Canadian matters.

(a) For greater certainty and without limiting any other provision of this Agreement, the parties acknowledge and agree that the Identified Services may be provided by a Canadian Affiliate of the Supplier (each, a “Canadian Supplier”) for any one or more Canadian Affiliates of Buyer (each, a “Canadian Buyer”).

(b) The applicable Canadian Supplier will possess all of the rights and obligations of Supplier that relate to the Services to be performed by such Canadian Supplier. The applicable Canadian Buyer will possess all of the rights and obligations of Buyer that relate to the Services to be performed for such Canadian Buyer.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) For greater certainty and without limiting any other provision of this Agreement, the Supplier or Canadian Supplier, as applicable, that provides Services to a Canadian Buyer will directly invoice the applicable Canadian Buyer in respect of such Services, and Buyer will cause the applicable Canadian Buyer to make payment for any Services provided to such Canadian Buyer directly to the Supplier or Canadian Supplier of such Services, as applicable.

(d) Without limiting the generality of Section 5.4, the Allocated Cost for Canadian Services will be exclusive of applicable GST/HST, QST and PST. Any Canadian Supplier will invoice applicable GST/HST, QST and PST. Any Canadian Buyer will withhold from payments to the applicable Supplier or Canadian Supplier any amounts required by law.

10.2 Dispute resolution. Any controversy or claim arising out of or relating to this Agreement (a “Dispute”), will be resolved: (i) first, by negotiation with the possibility of mediation as provided in subsection (a) below; and (ii) then, if negotiation and mediation fail, as provided in subsection (b) below. The procedures set forth in this Section 10.2 will be the exclusive means for resolution of any Dispute. The initiation of mediation or arbitration will not toll applicable statutes of limitation or repose unless the parties otherwise agree in writing.

(a) Negotiation and mediation. If either party serves written notice of a Dispute upon the other party (a “Dispute Notice”), the parties will first attempt to resolve the Dispute by direct discussions between representatives of the parties who have authority to settle the Dispute. In the event the Dispute is not resolved within 15 days by the initial representatives to whom the matter is referred, the Dispute will be escalated for resolution to the CFO of each party. If the parties agree, they may also attempt to resolve the Dispute through mediation administered by a mutually agreed upon mediator.

(b) Arbitration or litigation. If a Dispute is not resolved within 45 days after the service of a Dispute Notice, the Dispute will be resolved through arbitration under clause (i) below, except that if the Dispute involves infringement, other violation, validity, enforceability, or ownership of intellectual property rights, either party may initiate litigation under clause (ii) below.

(i) Arbitration.

(1) Any arbitration will be administered by the International Centre for Dispute Resolution (the “ICDR”) in accordance with its International Arbitration Rules and before a panel of three arbitrators having experience or expertise in the subject matter of the Dispute. The claimant will designate an arbitrator in its request for arbitration and the respondent will designate an arbitrator in its answer to the request for arbitration. When the two co-arbitrators have been appointed, they will have 21 days to select a third arbitrator who will serve as the chair of the arbitral tribunal, and if they are unable to do so, the ICDR will appoint the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

chair by use of the “list method.” The place of arbitration will be New York, New York. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof or having jurisdiction over the relevant party or its assets.

(2) Interim relief. At any time during or before the arbitration of a Dispute between the parties, either party may initiate litigation seeking interim relief, including pre-arbitration attachments or injunctions, necessary to preserve the parties’ rights or to maintain the parties’ relative positions pending completion of the arbitration.

(3) Procedures and remedies in arbitration. In the arbitration, each party will be entitled to reasonable, expedited discovery of documents and information that relate specifically to the substance of the Dispute, but no depositions or third party discovery will be conducted. At least seven days before the hearing, each party will provide the other with a written position statement and copies of all evidence that it intends to produce at the hearing. The parties will treat as confidential all discussions and submissions made in connection with the arbitration proceeding, and all non-public documents and information produced or submitted in the proceeding. The arbitrators’ decision will be in writing, rendered no more than 60 days after the date on which the arbitration panel is selected. The arbitrators will have no authority or power to limit, expand, alter, amend, modify, revoke or suspend any condition or provision of this Agreement nor any right or power to award punitive, exemplary or treble (or other multiple) damages.

(ii) Litigation. Any litigation that may be initiated in lieu of arbitration, as provided above, will be brought only in the United States District Court for the Southern District of New York or in the state courts located in that District. The parties consent to jurisdiction and venue in those courts. The parties waive the right to a jury in any such litigation.

(c) Arbitration for Service request Disputes. In the event of a dispute involving a denied or disputed request for a Service as provided in Section 2.5 or under an applicable Project Statement, any arbitration under subsection (b) will be submitted collectively once per month to, and heard before, Bain & Company, or if such accounting firm shall decline to act or is not, at the time of submission thereto, independent of SnackCo or GroceryCo, to another arbitrator from any mutually agreed upon accounting firm (the “Service Dispute Arbitrator”). The arbitration will be limited solely to the issues of (i) whether the requested Service is reasonably necessary to effect the Separation of the GroceryCo and SnackCo Businesses or Supplier is otherwise obligated under the terms of this Agreement to provide the requested Service, and (ii) the reasonableness of the proposed terms for such Services. Each party will use commercially reasonably efforts to cause the Service Dispute Arbitrator to decide not later than 30 days after submission of the particular matter to the Service Dispute Arbitrator. Except as otherwise provided in this Section 10.2(c), the provisions in Section 10.2(b) will apply to any arbitration under this Section 10.2(c).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d) Arbitration for pricing Disputes. In the event of a dispute regarding the amount charged to Buyer for any Service, including calculation of Allocated Costs associated with a Service or a claim that the amount charged is not consistent with the terms of this Agreement, any arbitration under subsection (b) will be submitted collectively once per month to and heard before Ernst & Young LLP, or if such accounting firm shall decline to act or is not, at the time of submission thereto, independent of SnackCo or GroceryCo, to another arbitrator from any mutually agreed upon accounting firm (the “Pricing Dispute Arbitrator”). The arbitration will be limited solely to the issues of price and cost calculations. Except as otherwise provided in this Section 10.2(d), the provisions in Section 10.2(b) will apply to any arbitration under this Section 10.2(d). Each party will use commercially reasonably efforts to cause the Pricing Dispute Arbitrator to decide not later than 30 days after submission of the particular matter to the Pricing Dispute Arbitrator.

(e) Expenses. The parties will equally share the fees charged for any mediator’s services and will bear their own internal expenses incurred in connection with resolving a Dispute. If any Dispute is resolved through arbitration or litigation, the prevailing party will be entitled to recover, from the other party, the reasonable out of pocket expenses that it incurred in connection with the arbitration or litigation, including attorneys’ fees, arbitrator fees and expert witness fees.

10.3 Force Majeure. Supplier will not be liable for any failure of performance attributable to acts or events (including war, terrorist activities, conditions or events of nature, industry wide supply shortages, civil disturbances, work stoppage, power failures, failure of telephone lines and equipment, fire and earthquake, or any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental authority) beyond its reasonable control which impair or prevent in whole or in part performance by Supplier hereunder (“Force Majeure”). If Supplier is unable to perform its obligations hereunder as a result of a Force Majeure event, Supplier will, as promptly as reasonably practicable, give notice of the occurrence of such event to Buyer and will use commercially reasonable efforts to resume the Services at the earliest practicable date; provided, however, that upon any failure of Supplier to provide Services under this Section 10.3, Buyer, in its sole discretion, may terminate its receipt of such Service effective upon notice to Supplier and will not be obligated to pay for Services not performed by Supplier due to an event of Force Majeure.

10.4 Relationship of parties. Except as specifically provided herein, neither party will act or represent or hold itself out as having authority to act as an agent or partner of the other party, or in any way bind or commit the other party to any obligations. Nothing contained in this Agreement will be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

10.5 Assignment. Either party may assign its rights and obligations under this Agreement to a controlled Affiliate, without the prior written consent of the non-assigning party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Either party may assign its rights and obligations under this Agreement to a third party provider, upon prompt notice to and the approval of the non-assigning party, with such approval not to be unreasonably withheld or delayed. No other assignment of a party’s rights and obligations under this Agreement may be made without the non-assigning party’s prior written consent. In the event of any assignment of a party’s rights and obligations under this Agreement, the assigning party nonetheless will remain responsible for the performance of all of its obligations under this Agreement.

10.6 No third-party beneficiaries. This Agreement is for the sole benefit of the parties to this Agreement and does not benefit or create any right or case of action for any other persons other than Representatives entitled to indemnification under Section 8.

10.7 Entire agreement; no reliance; amendment. This Agreement (including all annexes or other attachments) is the entire agreement with respect to its subject matter, and any prior agreements, oral or written, are no longer effective. In deciding whether to enter into this Agreement, the parties have not relied on any representations, statements, or warranties other than those explicitly contained in this Agreement. No changes to this Agreement are valid unless in writing, signed by both parties.

10.8 Waiver. Except as otherwise specifically provided elsewhere in this Agreement, neither party waives any rights under this Agreement by delaying or failing to enforce them.

10.9 Notices. Except as may otherwise be provided in a Project Statement, all notices under this Agreement will be in writing, sent by hand delivery, by FedEx or other commercial overnight courier, or by email, directed to the address or email address set forth below. Notices sent by hand delivery, by FedEx or other commercial overnight courier are effective upon receipt. Notices sent by email are effective upon transmission, provided that the sender does not receive any indication that the email has not been successfully transmitted.

If to GroceryCo:

Three Lakes Drive
Northfield, IL 60093
Attn:	General Counsel
Email:	kim.rucker@kraftfoods.com

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If to SnackCo:

Three Parkway North, Suite 200
Deerfield, IL 60015
Attn:	General Counsel
Email:	gerd.pleuhs@mdzl.com

10.10 Counterparts. This Agreement may be executed in counterparts. Facsimile signatures are binding.

10.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability will not affect any other provision of this Agreement. Upon such determination that a provision is invalid or unenforceable, the parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

10.12 Interpretation. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. The provisions of this Agreement will be construed according to their fair meaning and neither for nor against either party irrespective of which party caused such provisions to be drafted. The terms “include” and “including” do not limit the preceding terms. Each reference to “$” or “dollars” is to United States dollars. Each reference to “days” is to calendar days.

10.13 Governing law. This Agreement will be governed by and construed in accordance with New York law.

10.14 Precedence. If there is any conflict between the terms of this Agreement and specific terms of the Separation Agreement, then the terms of this Agreement will prevail. If there is any conflict between the terms of this Agreement, the Separation Agreement and the terms of any Project Statement, the terms of the Project Statement will prevail.

10.15 Survival. Sections 1, 5.3, 5.4, 5.5 5.6, 5.7, 6, 7.4, 7.5, 7.6, 7.7, 7.8, 8, 9 and 10 will survive any termination or expiration of this Agreement.

(Signature Page Follows)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KRAFT FOODS GROUP, INC.		MONDELĒZ GLOBAL LLC

By:	/s/ Timothy R. McLevish	By:	/s/ Gerhard Pleuhs

Its:	Authorized Signatory	Its:	Authorized Signatory

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex	A: Form of Project Statement
Annex	B: Project Statements
B.1: Human Resources, Payroll and Benefits
B.2: Accounting, Finance and Treasury
B.3: Operations
B.4: Retailer Programs, Consumer Programs/Services, Marketing/CIS
B.5: Procurement and Hedging Services
Annex	C: Menu Services
C.1: Human Resources, Payroll and Benefits
C.2: Accounting, Finance and Treasury
C.3: Operations
C.4: Retailer Programs, Consumer Programs/Services, Marketing/CIS
C.5: Procurement and Hedging Services
Annex	D: Wire Transfer Information

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

ANNEXES TO

MASTER GENERAL TRANSITION SERVICES AGREEMENT

between

Kraft Foods Group, Inc.

and

Mondelēz Global LLC

Dated as of September 27, 2012

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE OF ANNEXES

Annex	Title

A	Form of Project Statement

B	Project Statements entered into as of the Distribution Date

B.1 Human Resources, Payroll and Benefits

B.2 Accounting, Finance and Treasury

B.3 Operations

B.4 Joint CRM Programs, Consumer Programs / Services, Marketing / CIS

B.5 Procurement and Hedging

B.6 Product, Platform, or Process Development and Management

C	Menu Services

C.1 Human Resources, Payroll and Benefits

C.2 Accounting, Finance and Treasury

C.3 Operations

C.4 Joint CRM Programs, Consumer Programs / Services, Marketing / CIS

C.5 Procurement and Hedging

C.6 Product, Platform, or Process Development and Management

D	Wire Transfer Information

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex A

Form of Project Statement

This document is a Project Statement as defined in the Master General Transition Services Agreement (“Master Agreement”) dated as of             , 2012 between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”). This Project Statement is an annex to, and is incorporated and subject to, the Master Agreement. Once signed by both parties, this Project Statement becomes part of the Master Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Master Agreement.

1.	Description of Services.

Service	Supplier	Transition Period	Country(ies) of Service	Charges and Payment

2.	Details of Services.

2.1 [Scope and specifications of Services. [IF NEEDED BEYOND THE DESCRIPTION IN SECTION 1 ABOVE, LIST DETAILS FOR THE SCOPE OF SERVICES, INCLUDING ANY APPLICABLE SPECIFICATIONS.]]

2.2 [Deliverables. [IF NEEDED, LIST ANY SPECIFIC DELIVERABLES.]]

2.3 Services Manager. GroceryCo’s Services Manager will initially be [NAME], and SnackCo’s Services Manager will initially be [NAME].1 A party may change its Services Manager upon prior written notice to the other party.

2.4 [Details regarding Allocated Cost. [IF NEEDED, LIST ANY DETAILS REGARDING THE ALLOCATED COST FOR ANY SERVICES IDENTIFIED ABOVE.]]

3.	Additional terms.

3.1 Term. This Project Statement will become effective upon [insert effective date of Project Statement] and will terminate as indicated above in Section 1 under the caption “Transition Period”, unless terminated earlier as provided in the Master Agreement.

[1]

Note: To the extent the Services Managers vary by Identified Services, as shown in the table above, then a column will be added to the table identifying each Services Manager for each Identified Service.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2 Entire agreement; precedence. This Project Statement will supplement and/or modify the Master Agreement by and between GroceryCo and SnackCo with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Master Agreement, this Project Statement will prevail. All other terms and conditions of the Master Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Master Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

3.3 Amendments. No changes to this Project Statement are valid unless in writing, signed by both parties.

[NOTE: IF NEEDED, LIST ADDITIONAL TERMS SUCH AS LIMITS OF LIABILITY.]

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Distribution Date above written.

MONDELĒZ GLOBAL LLC	KRAFT FOODS GROUP, INC.

By:	By:

Its:	Its:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex B

Project Statements entered into as of the Distribution Date

Annex	Category of Identified Services

B.1	Human Resources, Payroll and Benefits

B.2	Accounting, Finance and Treasury

B.3	Operations

B.4	Joint CRM Programs, Consumer Programs / Services, Marketing / CIS

B.5	Procurement and Hedging

B.6	Product, Platform, or Process Development and Management

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex B.1

Project Statement

Human Resources, Payroll and Benefits

This document is a Project Statement as defined in the Master General Transition Services Agreement (“Master Agreement”) dated as of the Effective Date between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”). This Project Statement is an annex to, and is incorporated and subject to, the Master Agreement. Once signed by both parties, this Project Statement becomes part of the Master Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Master Agreement.

1.	Description of Services.

	Service	Supplier	Transition Period	Country(ies) of Service	Charges and Payment
A.

GroceryCo will continue to hold and manage the Canada registered pension plan assets in the co-mingled plans as per regulatory requirement, until the later of the date of regulatory approval by FSCO or subsequent transfer of assets to SnackCo’s plans. The assets cannot legally be transferred to SnackCo’s plans until regulatory approval is received.

Management of the pension plan assets in the co-mingled plans will include, but not be limited to:

•    Pension plans Investment Manager(s) fees

•    Pension plans Custodial Services (CIBC) fees

•    Pension plans Financial Statements Preparation and External Audits fees

•    Consulting and legal fees

•    Internal administration budget recovery

•    Other ad-hoc fees

		GroceryCo (to be provided by GroceryCo employees in the U.S. and Canada)	Effective Date through the later of FSCO approval or subsequent transfer of assets	Canada

Charges that have historically been paid out of plan assets such as Investment Manager fees, Custodial Services fees, administration recovery and Financial Statements Preparation & Audit fees will continue to be charged directly to the co-mingled plans’ assets.

SnackCo will reimburse GroceryCo for SnackCo’s pro-rata portion of legally required charges that are not allowed to be charged directly to the co-mingled plans’ assets.

- B.1 - 1 -

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B.	Residential relocation administrative services, including tax filings, tax deductions and other related administrative matters; for clarity, these Services involve only administrative actions and do not involve Supplier providing actual residential relocation services	SnackCo (U.S.)	Up to two years from the Effective Date	U.S., Canada and Puerto Rico	Allocated Cost, subject to the Mark-Up

C.	Administration of payments and tax coordination and management for expatriate services, including payment of payroll, direct and indirect compensation and assignment related bonuses for expatriates; Supplier (SnackCo) will process such payments using bank accounts designated by Buyer (GroceryCo) upon which Supplier (SnackCo) may draw	SnackCo (U.S.)	Up to two years from the Effective Date	U.S., Canada and Puerto Rico	Allocated Cost, subject to the Mark-Up

D.	Payroll administration and payroll process support	SnackCo (U.S.)	Up to two years from the Effective Date	U.S., Canada and Puerto Rico	Allocated Cost, subject to the Mark-Up

E.	Stock plan administration and process support	SnackCo (U.S.)	Up to two years from the Effective Date	U.S., Canada and Puerto Rico	Allocated Cost, subject to the Mark-Up

F.	Payroll tax administration and process support	SnackCo (U.S.)	Up to two years from the Effective Date	U.S., Canada and Puerto Rico	Allocated Cost, subject to the Mark-Up

G.	Payroll deduction remittance administration	SnackCo (U.S.)	Up to two years from the Effective Date	U.S., Canada and Puerto Rico	Allocated Cost, subject to the Mark-Up

2.	Details of Services.

2.1 Services Manager. GroceryCo’s Services Manager for Item A in Section 1 above will initially be [ * * * ]. GroceryCo’s Services Manager for all other Services will initially be [ * * * ]. SnackCo’s Services Manager for Item A in Section 1 above will initially be [ * * * ]. SnackCo’s Services Manager for all other Services will initially be [ * * * ]. A party may change any of its Services Managers upon prior written notice to the other party.

2.2 Outsourcing of Services. Notwithstanding anything to the contrary contained in this Project Statement or in the Master Agreement, SnackCo, in its capacity as Supplier for the Services identified in Section 1 above, may, in its sole discretion: (a) outsource the provision of any and all of such Services, provided that, (i) SnackCo has first provided GroceryCo with not less than six months’ prior written notice of SnackCo’s intention to outsource any of such Services, together with an estimate of the costs for such Services following outsourcing, and (ii) SnackCo provides GroceryCo with updates no less than monthly as to the timing and status of

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the outsourcing and the estimated costs for such Services following outsourcing; and (b) with respect to any Services provided from the San Antonio, Texas facilities, Supplier may provide such Services at one or more of Supplier’s other facilities, and Buyer acknowledges and agrees that the charges and payments associated with such a change in facilities may be increased and will be payable by Buyer.

3.	Additional terms.

3.1 Term. This Project Statement will become effective upon the Effective Date and will terminate as indicated above in Section 1 under the caption “Transition Period”, unless terminated earlier as provided in the Master Agreement.

3.2 Entire agreement; precedence. This Project Statement will supplement and/or modify the Master Agreement by and between GroceryCo and SnackCo with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Master Agreement, this Project Statement will prevail. All other terms and conditions of the Master Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Master Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

3.3 Amendments. No changes to this Project Statement are valid unless in writing, signed by both parties.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Effective Date.

MONDELĒZ GLOBAL LLC	KRAFT FOODS GROUP, INC.

By:	By:

Its:	Its:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex B.2

Project Statement

Accounting, Finance and Treasury

This document is a Project Statement as defined in the Master General Transition Services Agreement (“Master Agreement”) dated as of the Effective Date between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”). This Project Statement is an annex to, and is incorporated and subject to, the Master Agreement. Once signed by both parties, this Project Statement becomes part of the Master Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Master Agreement.

1.	Description of Services.

	Service	Supplier	Transition Period	Country(ies) of Service	Charges and Payment
A.	Trade and consumer promotion forecasting, processing, payment, trade liability assessment, contract fulfillment and rebates, including, but not limited to, foodservice incentive payments to brokers, distributors and operators (excludes Canada retail)	GroceryCo	Up to six months from the Effective Date	U.S. and Canada	Allocated Cost, subject to the Mark Up

B.

Unclaimed property audits conducted by the states, to ascertain compliance with escheat laws, lead to examination of books and records that are held by GroceryCo and/or SnackCo. Both GroceryCo and SnackCo will cooperate with one another to provide data to one another and the states or the states’ representatives (e.g. [ * * * ]), as reasonably required. In each audit instance, the supplier of the service/data to the other party may engage consultants to assess risks and manage the audit (e.g. [ * * * ]) and retain counsel (e.g. [ * * * ]), or other third parties reasonably necessary to provide the requested service, and the costs associated with such third parties will (along with any internal Allocated Costs) be charged to the requesting party.

The Services will be provided to support inquiries, audits or appeals that are underway as of the Effective Date. New matters arising after the Effective Date will not be subject to this Project Statement or the Master Agreement.

		GroceryCo or SnackCo (as applicable)	Up to two years after the completion of the applicable audit	U.S.	Allocated Cost, subject to the Mark-Up

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

C.	Accounts Receivable services, as further described in Exhibit A attached to this Project Statement	GroceryCo	Up to two years from the Effective Date	U.S. and Canada	Neither party will charge or be responsible for any charges or other costs for any reason in connection with providing these Services

D.	Accounts Payable services, as further described in Exhibit B attached to this Project Statement	SnackCo	Up to two years from the Effective Date	U.S. and Canada	See Exhibit B.

E.

Third Quarter 2012 and Year-End 2012 Close Cooperation: For all accounting, human resources and information systems matters related to the close of the quarter ended September 30, 2012, the cutover if systems for the one-month period following the Effective Date, and as needed for the 2012 year close, GroceryCo and SnackCo accounting and finance personnel will cooperate, and GroceryCo personnel will provide office space and access in its Northfield, Illinois and Don Mills, Ontario facilities to SnackCo employees, as identified by the Service Managers, in order to assist in such cooperation. The parties will also cooperate to furnish one another with required information technology resources and access, including, but not limited to:

•    Financial systems access

•    Information systems support (service delivery)

For the avoidance of doubt, in Canada, it is expected that similar arrangements concerning cooperation and access, also without charge, will be put in place and executed.

		GroceryCo or SnackCo (as applicable)	Up to two months from the Effective Date; notwithstanding the two-month period identified above, the parties may mutually agree to extend this arrangement through February 28, 2013 in connection with the closing for the year ended December 31, 2012	U.S. and Canada	Neither party will charge or be responsible for any charges or other costs for any reason in connection with providing these Services

F.	Canadian sales tax services	GroceryCo	Effective Date through December 31, 2012	Canada	Allocated Cost, subject to the Mark-Up

G.

Canadian Finance Pension & Benefit Finance, Accounting & Administration

SnackCo to use its commercially reasonable efforts to:

•      Provide finance, accounting and administration services related to Pension and Benefits, at the direction of GroceryCo

		SnackCo	Up to one year from the Effective Date	Canada	Allocated Cost, subject to the Mark-Up

- B.2 - 2 -

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

•      SnackCo to assist, at GroceryCo’s direction, in knowledge transfer regarding past practices and procedures to GroceryCo personnel or third party providers

•      SnackCo to provide ad hoc consulting regarding Canadian Finance Pension & Benefit Finance, Accounting & Administration matters

SnackCo’s obligation to provide the above referenced services is limited to 1) the use of the two currently designated specialists it employs (or their replacements if any) and 2) that delivery of the services to GroceryCo not adversely impact its own business and or operations

2.	Details of Services.

2.1 Services Manager. GroceryCo’s Services Manager for Item F in Section I above will initially be [ * * * ]. GroceryCo’s Services Manager for all other Services will initially be [ * * * ]. SnackCo’s Services Manager for Item F in Section I above will initially be [ * * * ]. SnackCo’s Services Manager for all other Services will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party. The Service Managers will meet on a quarterly basis. During such quarterly meetings, Supplier’s Service Manager will, among other things, inform Buyer’s Service Manager of any planned outsourcing of Services.

3.	Additional terms.

3.1 Term. This Project Statement will become effective upon the Effective Date and will terminate as indicated above in Section 1 under the caption “Transition Period”, unless terminated earlier as provided in the Master Agreement.

3.2 Entire agreement; precedence. This Project Statement will supplement and/or modify the Master Agreement by and between GroceryCo and SnackCo with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Master Agreement, this Project Statement will prevail. All other terms and conditions of the Master Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Master Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

3.3 Amendments. No changes to this Project Statement are valid unless in writing, signed by both parties.

- B.2 - 3 -

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

MONDELĒZ GLOBAL LLC	KRAFT FOODS GROUP, INC.

By:	By:

Its:	Its:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A

to Project Statement for Accounting, Finance and Treasury

Accounts Receivable Services

1.	Warehouse-Invoiced Customers: GroceryCo will provide Accounts Receivable Services (“ARS”) to SnackCo in the United States and Canada for warehouse-invoiced customers for invoices outstanding as of the Effective Date, which will be collected by GroceryCo, and the funds held by GroceryCo, as further stipulated in the Separation Agreement.

2.	For mistaken payments, following the Effective Date, for 90 days for the U.S. and 180 days for Canada:

a.	GroceryCo will process payments mistakenly made to it by customers for SnackCo accounts receivable and will remit these payments to SnackCo.

b.	GroceryCo customers’ payments mistakenly made to SnackCo will similarly be processed by SnackCo, and will remit these payments to GroceryCo.

3.	From and after the date that is 90 days following the Effective Date (for the U.S.) and 180 days following the Effective Date (for Canada), any payments mistakenly made (A) to GroceryCo by customers for SnackCo products or (B) to SnackCo by customers for GroceryCo products will, in each case, be returned to the applicable customer.

4.	ARS will include:

a.	Customer deduction management for discounts, allowances, and trade promotions.

b.	Other related services necessary to process accounts receivable, consistent with past practice.

- B.2 - 5 -

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

to Project Statement for Accounting, Finance and Treasury

Accounts Payable Services

1.	Matched Accounts Payable (“MAP”) for the U.S. and Canada, attributable to SnackCo as of the Effective Date, will be processed by SnackCo and paid by GroceryCo using bank accounts designated by GroceryCo upon which SnackCo may draw.

a.	MAP consists of received vendor invoices which have a corresponding purchase order, and notice has been received of delivery of the product / service which is the subject of the vendor invoice.

b.	Exception: Foreign currency (currencies other than U.S. and Canadian dollars) denominated MAP will be paid out of SnackCo accounts.

2.	Open SnackCo accounts payable (including, but not limited to, GRIR and FI invoices), as of the Effective Date for which the product / service has been received but which lack full documentation as described in item 1a above, will not be paid by GroceryCo and SnackCo may not access the designated bank accounts put in place for MAPs. SnackCo will be fully responsible for processing and paying all open SnackCo accounts payable.

3.	Travel & Entertainment (“T&E”) and procurement card charges for the U.S. and Canada incurred following the Effective Date, attributable to GroceryCo employees, will be processed by SnackCo and paid using GroceryCo funds, including:

a.	Payments to be made to the applicable credit card company will be processed as an account payable using bank accounts designated by GroceryCo upon which SnackCo may draw.

b.	T&E payments made directly to employees using bank accounts designated by GroceryCo upon which SnackCo may draw.

c.	T&E and procurement card charges incurred but not submitted and paid prior to the Effective Date, will after the Effective Date become the responsibility of the post-split employer of record (i.e., SnackCo or GroceryCo, as applicable).

4.	SnackCo will process accounts payable consistent with past practice, including bank reconciliations, on behalf of GroceryCo as of the Effective Date and for up to two years thereafter:

a.	SnackCo will pay vendors drawing upon GroceryCo funds using bank accounts designated by GroceryCo.

b.	SnackCo will use commercially reasonable efforts to collect vendor net debit balances. SnackCo will not be responsible for uncollectibles.

c.	SnackCo will charge GroceryCo at Allocated Cost, subject to the Mark Up, for such services.

d.	SnackCo will be responsible for managing legal requirements, including, but not limited to, payments, with respect unclaimed property.

5.	SnackCo will use its commercially reasonable efforts to provide consulting services and otherwise cooperate with GroceryCo for up to two years after the Effective Date should GroceryCo wish to outsource the accounts payable function or set up its own capability. Charges will be at Allocated Cost, subject to the Mark Up.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex B.3

Project Statement

Operations

This document is a Project Statement as defined in the Master General Transition Services Agreement (“Master Agreement”) dated as of the Effective Date between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”). This Project Statement is an annex to, and is incorporated and subject to, the Master Agreement. Once signed by both parties, this Project Statement becomes part of the Master Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Master Agreement.

1.	Description of Services.

	Service	Supplier	Transition Period	Country(ies) of Service	Charges and Payment
A.	North American Customs and other import-related services, as further described in Exhibit A	GroceryCo and SnackCo	Effective Date through June 30, 2013	U.S. and Canada	Allocated Cost, subject to the Mark-Up

B.	Transportation Services currently performed, as further described in Exhibit B	GroceryCo	Effective Date through June 30, 2013	U.S.	Allocated Cost, subject to the Mark-Up

2.	Details of Services.

2.1 Services Manager for Customs and Import-related Services. GroceryCo’s Services Manager will initially be [ * * * ], and SnackCo’s Services Manager will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party. The Services Managers of the parties will meet periodically and no less than monthly, to discuss the status of the Services.

2.2 Services Manager for Transportation Services. GroceryCo’s Services Manager will initially be [ * * * ], and SnackCo’s Services Manager will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party. The Services Managers of the parties will meet periodically and no less than monthly, to discuss the status of the Services.

3.	Additional terms.

3.1 Term. This Project Statement will become effective upon the Effective Date and will terminate as indicated above in Section 1 under the caption “Transition Period”, unless terminated earlier as provided in the Master Agreement.

3.2 Entire agreement; precedence. This Project Statement will supplement and/or modify the Master Agreement by and between GroceryCo and SnackCo with respect to the

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Services provided hereunder. In the event of a conflict between this Project Statement and the Master Agreement, this Project Statement will prevail. All other terms and conditions of the Master Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Master Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

3.3 Amendments. No changes to this Project Statement are valid unless in writing, signed by both parties.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Effective Date.

MONDELĒZ GLOBAL LLC	KRAFT FOODS GROUP, INC.

By:	By:

Its:	Its:

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

North American Customs and Other Import-related Services

Notwithstanding anything set forth on this Exhibit A, nothing herein shall require any party to perform any services that would be a violation of any applicable law.

1. Scope and specifications of Services. Through June 30, 2013, GroceryCo shall provide to SnackCo and SnackCo shall provide to GroceryCo certain customs and import-related services as set forth herein.

Supplier agrees to cooperate with Buyer and provide Buyer with accurate, sufficient and timely information in its possession in order for Buyer to conduct its import operations and to exercise “reasonable care” (as set forth in 19 U.S.C. § 1484) to enter, classify and determine the value of goods imported by Buyer and any other information necessary for Buyer to comply with U.S. Customs and Border Protection regulations and to exercise reasonable care and due diligence to achieve compliance with Canada Border Services Agency regulations.

Buyer agrees to cooperate with Supplier and provide Supplier with accurate, sufficient and timely information in its possession in order for Supplier to conduct its import operations and to exercise “reasonable care” (as set forth in 19 U.S.C. § 1484) to enter, classify and determine the value of goods imported by Supplier and any other information necessary for Supplier to comply with U.S. Customs and Border Protection regulations and to exercise reasonable care and due diligence to achieve compliance with Canada Border Services Agency regulations.

2. Services by Supplier. The Services Supplier will provide to Buyer under this Project Statement may include, but will not be limited to:

2.1.	Provision of consulting services, information, training, and documentation necessary for Buyer to:

2.1.1.	Import goods into the United States and Canada;

2.1.2.	Create, file, and submit documents necessary to import goods into the United States and Canada, including:

2.1.2.1.	Importer Security Filings

2.1.2.2.	7501 entry documentation

2.1.2.3.	FDA Prior Notice submissions

2.1.2.4.	Compliance auditing and post-entry amendments

2.1.2.5.	B-3 entries

2.1.2.6.	B-13 export declarations

2.1.2.7.	B-2 entry amendments;

2.1.3.	Perform FDA hold and release management;

2.1.4.	File drawback claims;

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.1.5.	Coordinate the transport or storage of merchandise, including merchandise carried or held under bond;

2.1.6.	Coordinate inspection of goods, as necessary, by CBP and other governmental regulators;

2.1.7.	Comply with “other agency” requirements (e.g., FDA, DOAG, etc.) prior to importation, including procuring licenses and permits;

2.1.8.	Create and submit documentation necessary for trade program or special tariff classification eligibility;

2.1.9.	Support and comply with other special programs (e.g., IREP, Quotas, AMPS program maintenance, CBSA regulations (D-memoranda);

2.1.10.	Handle the administration and management of a customs compliance group.

2.2.	To the extent necessary, communicate and coordinate with freight forwarders and transportation service providers;

2.3.	To the extent necessary, communicate and coordinate with Customs brokers.

3.	Services by Buyer. Buyer agrees to provide Supplier with all necessary Services and support for Supplier to achieve compliance with Canada Border Services Agency and Canada Food Inspection Agency regulations. Such Services may include, but will not be limited to, those Services listed in Paragraph 2 of this Agreement applicable to Supplier’s importation of goods into Canada.

4.	Buyer Indemnity. Buyer’s indemnification obligations in Section 8.4 of the Agreement will include all damages, claims, actions, fines, penalties, expenses or costs (including court costs and reasonable attorneys’ fees) attributable to any third-party claims (including claims or demands by U.S. Customs and Border Protection) arising from or relating to the provision of Services under this Project Statement to the extent that such damages, claims, actions, fines, penalties, expenses, or costs arise from the negligent or willful failure of Buyer, or any of its employees, officers or directors, to provide Supplier with accurate, sufficient and timely information in its possession in order for Supplier to exercise “reasonable care” (as set forth in 19 U.S.C. § 1484) to enter, classify and determine the value of goods imported by Supplier and to provide any other information necessary to U.S. Customs and Border Protection and to exercise reasonable care and due diligence to achieve compliance with Canada Border Services Agency regulations. This provision survives the termination or expiration of the Agreement.

5.

Supplier Indemnity. Supplier’s indemnification obligations in Section 8.5 of the Agreement will include all damages, claims, actions, fines, penalties, expenses or costs (including court costs and reasonable attorneys’ fees) attributable to any third-party claims (including claims or demands by U.S. Customs and Border Protection) to the extent that such damages, claims, actions, fines, penalties, expenses, or costs arise from the negligent or willful failure of Supplier, or any of its employees, officers or directors, to provide Buyer with accurate, sufficient and timely information in its possession in

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

order for Buyer to exercise “reasonable care” (as set forth in 19 U.S.C. § 1484) to enter, classify and determine the value of goods imported by Buyer and to provide any other information necessary to U.S. Customs and Border Protection and to exercise reasonable care and due diligence to achieve compliance with Canada Border Services Agency regulations. This provision survives the termination or expiration of the Agreement.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

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EXHIBIT B

Transportation Services

Supplier: GroceryCo

Duration: Effective Date through June 30, 2013

Location: Services provided at GroceryCo’s Madison, Wisconsin, facility, which may change at Supplier’s discretion

Cost/Charges: Allocated Cost, subject to the Mark Up

1.	GroceryCo will provide, in accordance with past practices:

A.	Capacity Planning, including routing guide management and maintenance, forecasting, monitor lane and carrier compliance, carrier scorecards, input rates into the Oracle Transportation Management module (“OTM”), planning for surge versus base

B.	Carrier claims management, freight pay systems, and audit services for unload/detention, and all other activities (Non-trade Customer Payables) currently supported under Transportation’s functional responsibility

C.	Fleet Management, including safety training and communications, trailer graphics management, and asset renewal management. Certain Services furnished today may relate to legal matters such as Department of Transportation compliance and Environmental Protection Agency compliance, which GroceryCo may elect not to provide under this Agreement.

D.	Load Management and Customer Service, including shipment and mode optimization, load exception management, and customer returns

E.	Transportation Performance reporting (“KPIs”).

F.	Center of Excellence services, including:

i.	Best practices and project management;

ii.	Business process management;

iii.	Best practices, procedural support and project management for Transportation systems (OTM, SHIPS, Terra, FTI, etc.) and project within the supply chain related to Transportation management;

iv.	Process and configuration support for Transportation systems for U.S., Canadian and Brazil Users; and

v.	Project consulting and oversight of Transportation solutions globally

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

G.	Productivity projects: GroceryCo may identify productivity projects to benefit SnackCo, and the parties may agree to enter into a separate Project Statement to execute one or more such programs

2.	Training services: Transportation

A.	GroceryCo employees will provide training in the items listed above to facilitate SnackCo’s development of a stand-alone transportation department. This may entail:

i.	GroceryCo employees working in SnackCo systems for purposes of training and/or execution of daily business needs, with SnackCo to provide such employees the required access. The listing of individuals to be granted access and the systems/modules allowed to be agreed in writing.

ii.	If mutually agreed between the parties, SnackCo employees may have occasion to perform work in the GroceryCo system. While the primary objective will be to expedite training, this may also benefit GroceryCo, with GroceryCo to provide such employees the required access. The listing of individuals to be granted access and the systems/modules allowed to be agreed in writing.

iii.	For the avoidance of doubt, at the end of the duration period, all SnackCo employees being trained under this Agreement will no longer be housed in GroceryCo’s Madison, Wisconsin facility.

B.	GroceryCo employees may assist in the recruiting and interviewing of employees who will staff the SnackCo Transportation Group, with SnackCo personnel making the hiring and compensation decisions.

3.	Establishment of SnackCo Transportation Department.

A.	Up to 35 professionals will be trained in agreed upon functions by GroceryCo.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

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Annex B.4

Project Statement

Joint CRM Programs, Consumer Programs / Services, Marketing / CIS

This document is a Project Statement as defined in the Master General Transition Services Agreement (“Master Agreement”) dated as of the Effective Date between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”). This Project Statement is an annex to, and is incorporated and subject to, the Master Agreement. Once signed by both parties, this Project Statement becomes part of the Master Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Master Agreement.

1.	Description of Services.

1.1 Description of Joint CRM Programs Services.

	Service	Supplier	Transition Period	Country(ies) of Service	Charges and Payment
A.	Joint Canadian Retailer Programs, as further described on Exhibit A, attached hereto	See Exhibit A	Through December 31, 2012	Canada	See Exhibit A

B.	Joint U.S. Retailer Programs, as further described on Exhibit B, attached hereto	See Exhibit B	Through December 31, 2012	U.S.	See Exhibit B

C.	Administration of joint GroceryCo and SnackCo U.S. foodservice customer incentive programs, promotions and other corporate trade programs, which in each case are in effect on the Effective Date and that will continue to be effective after Effective Date, pursuant to which GroceryCo will make required payments to foodservice customers based on total purchases made from GroceryCo and SnackCo	GroceryCo	Effective Date through earlier of December 31, 2012, or termination of joint retailer and/or foodservice customers incentive programs in effect as of the Effective Date	U.S.	SnackCo will reimburse GroceryCo for SnackCo’s pro-rata portion of the payments made based on sales

D.

To the extent GroceryCo, with respect to foodservice, (i) provides any of the following services to the SnackCo business prior to and continuing after the Effective Date, (ii) owns or operates any related electronic data interface systems, or (iii) is the contracting party with third party providers for such services listed below or electronic data interface systems, then GroceryCo will continue to provide such services and access to SnackCo to such electronic data interface systems for the following:

•    Customer activity tracking

		GroceryCo	Up to two years from the Effective Date	U.S. and Canada	Allocated Cost, subject to the Mark Up

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• Customer rebates • Promotion settlements • Accruals by customer for rebates and promotions • Payments to sales agencies
E.	Canadian Retailer Arrangements, as further described in Exhibit C, attached hereto	See Exhibit C	Up to two years from the Effective Date	Canada	See Exhibit C

F.	Promotion and execution of the 2013 and 2014 Kraft Nabisco Golf Championships	GroceryCo	Effective Date through June 30, 2014	U.S.	SnackCo to pay a portion of the net expenses of the Golf Championships (event costs less advertising and sponsorship revenues), pro rata, based on the benefits SnackCo receives at the events (e.g., SnackCo’s signage share, guest passes, pavilion seating, etc.)

G.	GroceryCo and SnackCo will cooperate to provide the other party with consulting services for(i) sales systems, (ii) SAP master data, (iii) sales (non-competitive), and (iv) sales finance	GroceryCo or SnackCo (as applicable)	Up to six months from the Effective Date	U.S. and Canada	$150 per hour or Allocated Cost, subject to the Mark Up, at the sole election of Supplier

H.	GroceryCo and SnackCo will cooperate to provide the other party with consulting services for customer post-audit defense recovery	GroceryCo or SnackCo (as applicable)	Up to two years from the Effective Date	Canada	$150 per hour or Allocated Cost, subject to the Mark Up, at the election of Supplier

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.2	Description of Consumer Programs Services.

	Service	Supplier	Transition Period	Country(ies) of Service	Charges and Payment
A.	Replication of consumer recipe data and assistance in transferring consumer website information to SnackCo website and data systems	GroceryCo	Up to two years from the Effective Date	U.S. and Canada	Allocated Cost, subject to the Mark Up

B.	Administration and maintenance of SnackCo consumer promotions, whether in effect at or planned prior to and continuing after the Effective Date, including a continued use of external vendor [ * * * ]. for coupon processing and coupon data management services as per Exhibit D, attached hereto	GroceryCo	Up to two years from the Effective Date	U.S.	Allocated Cost, subject to the Mark Up

C.

Administration, maintenance and continued participation, consistent with plans in place as of the Effective Date, in advertising vehicles, including, but not limited to:

•    “Food and Family”, “What’s Cooking” and “Quest’ce Quimijot” magazines (including inclusion of SnackCo recipes), and

•    Online banner advertisements appearing on the Kraft Foods website.

		GroceryCo	Effective Date through December 31, 2012	U.S. and Canada	Allocated Cost, subject to the Mark Up

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.3	Description of Marketing Data Services.

	Service	Supplier	Transition Period	Country(ies) of Service	Charges and Payment
A.	Customer / foodservice sales and marketing database, web site management, and social media	GroceryCo	Up to two years from the Effective Date	U.S. and Canada	Allocated Cost, subject to the Mark Up

B.	[ * * * ]	GroceryCo	Effective Date through December 31, 2012	Canada

SnackCo will reimburse GroceryCo for SnackCo’s pro-rata portion of the payments made based on fourth quarter 2012 syndicated portion to [ * * * ].

A one-time payment will be made by SnackCo to GroceryCo for these services at the end of the Transition Period.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

C.	Sales Incentive Program (SIP) Data Share. To facilitate the full execution and completion of the 2012 Sales Incentive Program, GroceryCo and SnackCo will share select sales finance information. The Sales Finance FP&A group for each of GroceryCo and SnackCo will share their respective results with the other company. The information to be shared will contain Net Revenue and Marginal Contribution results by customer (CBT) and category (RC) with applicable comparisons to plan and prior year. This information would continue to be shared until 2012 results have been actualized, through January 31, 2013.	GroceryCo and SnackCo (as applicable)	Effective Date through January 31, 2012	U.S. and Canada	Allocated Cost, subject to the Mark Up

- B.4 - 5 -

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.4	Description of Kraft Parmesan Brand Marketing Services in Japan.

	Service	Supplier	Transition Period	Country(ies) of Service	Charges and Payment
A.

SnackCo will provide GroceryCo with the following marketing services with regard to Kraft Parmesan Brand in Japan:

-        Development of brand strategies, short/long term IMC plans

•    Consumer insight

•    Market data analysis/Retail Audit

•    NPD/QI

•    Packaging development

•    ABL promotion (Media)

•    Web-marketing

•    Consumer and trade promotion

•    Pricing strategy

-        Consulting and preparation of brand P&L, forecasting and tracking of revenue and spending

-        Management and coordination of advertising agency work in Japan.

		SnackCo	Up to two years from the Effective Date	Japan	Allocated Cost, subject to the Mark Up

2.	Details of Services.

2.1	Services Manager for Joint CRM Programs.

(a)	GroceryCo’s Services Manager for Item A in Section 1.1 above will initially be [ * * * ]. SnackCo’s Services Manager for Item A in Section 1.1 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

(b)	GroceryCo’s Services Manager for Item B in Section 1.1 above will initially be [ * * * ]. SnackCo’s Services Manager for Item B in Section 1.1 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

(c)	GroceryCo’s Services Manager for Item C in Section 1.1 above will initially be [ * * * ]. SnackCo’s Services Manager for Item C in Section 1.1 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

(d)	GroceryCo’s U.S. Services Manager for Item D in Section 1.1 above will initially be [ * * * ]. SnackCo’s U.S. Services Manager for Item D in Section 1.1 above will initially be [ * * * ]. GroceryCo’s Canada Services Manager for Item D in Section 1.1 above will initially be [ * * * ]. SnackCo’s Canada Services Manager for Item D in Section 1.1 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	GroceryCo’s Services Manager for Item E in Section 1.1 above will initially be [ * * * ]. SnackCo’s Services Manager for Item E in Section 1.1 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

(f)	GroceryCo’s Services Manager for Item F in Section 1.1 above will initially be [ * * * ]. SnackCo’s Services Manager for Item F in Section 1.1 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

(g)	GroceryCo’s U.S. Services Manager for Item G in Section 1.1 above will initially be [ * * * ]. SnackCo’s U.S. Services Manager for Item G in Section 1.1 above will initially be [ * * * ]. GroceryCo’s Canada Services Manager for Item G in Section 1.1 above will initially be [ * * * ]. SnackCo’s Canada Services Manager for Item G in Section 1.1 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

(h)	GroceryCo’s U.S. Services Manager for Item H in Section 1.1 above will initially be [ * * * ]. SnackCo’s U.S. Services Manager for Item H in Section 1.1 above will initially be [ * * * ]. GroceryCo’s Canada Services Manager for Item H in Section 1.1 above will initially be [ * * * ]. SnackCo’s Canada Services Manager for Item H in Section 1.1 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

2.2	Services Manager for Consumer Programs Services.

(a)	GroceryCo’s U.S. Services Manager for Item A in Section 1.2 above will initially be [ * * * ]. SnackCo’s U.S. Services Managers for Item A in Section 1.2 above will initially be [ * * * ] and [ * * * ]. GroceryCo’s Canada Services Manager for Item A in Section 1.2 above will initially be [ * * * ]. SnackCo’s Canada Services Manager for Item A in Section 1.2 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

(b)	GroceryCo’s Services Managers for Item B in Section 1.2 above will initially be [ * * * ] and [ * * * ]. SnackCo’s Services Manager for Item B in Section 1.2 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

(c)	GroceryCo’s U.S. Services Manager for Item C in Section 1.2 above will initially be [ * * * ]. SnackCo’s U.S. Services Managers for Item C in Section 1.2 above will initially be [ * * * ] and [ * * * ]. GroceryCo’s Canada Services Manager for Item C in Section 1.2 above will initially be [ * * * ]. SnackCo’s Canada Services Manager for Item C in Section 1.2 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3	Services Manager for Marketing Data Services.

(a)	GroceryCo’s U.S. Services Manager for Item A in Section 1.3 above will initially be [ * * * ]. SnackCo’s U.S. Services Manager for Item A in Section 1.3 above will initially be [ * * * ]. GroceryCo’s Canada Services Manager for Item A in Section 1.3 above will initially be [ * * * ]. SnackCo’s Canada Services Manager for Item A in Section 1.3 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

(b)	GroceryCo’s U.S. Services Manager for Item B in Section 1.3 above will initially be [ * * * ]. SnackCo’s U.S. Services Manager for Item B in Section 1.3 above will initially be [ * * * ]. GroceryCo’s Canada Services Manager for Item B in Section 1.3 above will initially be [ * * * ]. SnackCo’s Canada Services Manager for Item B in Section 1.3 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

(c)	GroceryCo’s U.S. Services Manager for Item C in Section 1.3 above will initially be [ * * * ]. SnackCo’s U.S. Services Manager for Item C in Section 1.3 above will initially be [ * * * ]. GroceryCo’s Canada Services Manager for Item C in Section 1.3 above will initially be [ * * * ]. SnackCo’s Canada Services Manager for Item C in Section 1.3 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

2.4 Services Manager for Kraft Parmesan Brand Marketing Services in Japan. GroceryCo’s Services Manager will initially be [ * * * ], and SnackCo’s Services Manager will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

3.	Additional terms.

3.1 Term. This Project Statement will become effective upon the Effective Date and will terminate as indicated above in Section 1 under the caption “Transition Period”, unless terminated earlier as provided in the Master Agreement.

3.2 Entire agreement; precedence. This Project Statement will supplement and/or modify the Master Agreement by and between GroceryCo and SnackCo with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Master Agreement, this Project Statement will prevail. All other terms and conditions of the Master Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Master Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.3 Amendments. No changes to this Project Statement are valid unless in writing, signed by both parties.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Effective Date.

MONDELĒZ GLOBAL LLC	KRAFT FOODS GROUP, INC.

By:	By:

Its:	Its:

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A

To Project Statement for

Joint CRM Programs, Consumer Programs / Services, Marketing / CIS

Joint Canadian Retailer Programs

1.	Each marketing program listed in Table 1 attached hereto has elements whereby both SnackCo and GroceryCo products are marketed in either the same promotion to the trade, with consumers, and/or in common media, including, but not limited to, Kraft’s What’s Cooking magazine and websites.

2.	The parties have agreed that the three classes of marketing programs (CRM, Scale, and Customer Marketing) will be split prior to the Effective Date, with the responsibility for trade agreements with customers and the execution of each such marketing program assigned to either SnackCo or GroceryCo, as noted on the marketing program table, below (the “Marketing Program Table”). The split of these marketing programs is designated on the Marketing Program Table, with the party receiving the primary benefit of an assigned marketing program being responsible for:

•

Using its commercially reasonable efforts to properly execute the applicable marketing program, including achieving the benefits expected to be received by the other party pursuant to the programs in place with the retailers;

•	Paying all costs associated with the applicable marketing program in its entirety, including any costs related to procuring the benefits derived by the other party

3.	For the avoidance of doubt, ensuring that there will be no cross charges between the parties related to the aforementioned split of these marketing programs.

4.	To the extent that a party requires data or other reasonable cooperation from the other party to execute its responsibilities in overseeing any marketing program, such other party will provide such data or other otherwise reasonably cooperate. This would include post program analysis data required for 2012 programs which will be available in Q1 2013.

5.	The lead business will coordinate the programs with the retailers’ headquarters, and similarly coordinate display building/POS/circular participation between its sales force and the other Kraft party’s sales force to realize the program benefits.

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FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Table 1

Marketing Program Table

The following table identifies each program (see the “Program Description” column), the program type (see the “Program Type” column and the “Program Type Definitions” below) and the relevant Supplier for the program (i.e., GroceryCo or SnackCo, as applicable).

Program Type Definitions:

AW      –       Working Media

AN       –       Non Working Media

CC       –       Consumer Coupons

CP       –       Consumer Promotions

CU       –       Consumer Coupons Marketing

FV       –       Face Value (Coupons)

OT       –       Other Promotions

Program Description	Program Type	Supplier
[ * * * ]	AW	GroceryCo
[ * * * ]	CN	GroceryCo
[ * * * ]	AN	GroceryCo
[ * * * ]	AW	GroceryCo
[ * * * ]	AW	GroceryCo
[ * * * ]	CM	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Program Description	Program Type	Supplier
[ * * * ]	AW	GroceryCo
[ * * * ]	AN	GroceryCo
[ * * * ]	AW	GroceryCo
[ * * * ]	AW	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	CP	SnackCo
[ * * * ]	OT	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	OT	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	OT	SnackCo
[ * * * ]	OT	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CM	SnackCo
[ * * * ]	CU	SnackCo
[ * * * ]	OT	SnackCo

Program Description	Program Type	Supplier
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Program Description	Program Type	Supplier
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo

- B.4 - 13

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Program Description	Program Type	Supplier
[ * * * ]	CP	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CR	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	OT	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo

- B.4 - 14

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Program Description	Program Type	Supplier
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo

- B.4 - 15

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Program Description	Program Type	Supplier
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CC	GroceryCo
[ * * * ]	FV	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	GroceryCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	OT	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	OT	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo

- B.4 - 16

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Program Description	Program Type	Supplier
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo
[ * * * ]	CP	SnackCo

- B.4 - 17

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

To Project Statement for

Joint CRM Programs, Consumer Programs / Services, Marketing / CIS

Joint U.S. Retailer Programs

After the Separation, the Kraft Foods Consumer Relationship Management (CRM) program will be owned and operated by GroceryCo.

SnackCo brands participating in the CRM programs will continue to receive services identified below consistent with the plans in place as of the Effective Date for Q4 2012 as follows:

-	Editorial support (recipes and other product usage ideas) on the following CRM assets: Kraft Food and Family Magazine, kraftrecipes.com, Recipe By Email, Make Tonight Delicious Email, kraftrecipes Facebook page, kraftrecipes Pinterest page, Comida Y Familia Print, Web and Email

Advertising support on the following CRM assets: Kraft Food and Family Magazine, kraftrecipes.com, paid search, recipe by email and make tonight delicious email.

The total payment by SnackCo will be $[ * * * ] representing fully Allocated Cost plus the Mark-Up, as applicable. SnackCo will pay for the services at the end of the quarter.

SnackCo will be responsible for supplying the GroceryCo CRM group with finished advertising in the required formats and by the required deadlines, consistent with the past practice.

- B.4 - 18

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C

To Project Statement for

Joint CRM Programs, Consumer Programs / Services, Marketing / CIS

Canadian Retailer Arrangements

In Canada, there are a number of marketing agreements and incentive programs in place today between Kraft Canada Inc. and individual major retailers and between Kraft Canada Inc. and other third parties which grant Kraft Canada Inc. promotional or sponsorship rights that pertain to both grocery and snack products. Many of the programs, according to their terms, continue beyond the targeted Effective Date. Below is the summary of the plans for the Canadian Grocery and Snack Businesses to cooperate after the Effective Date to maintain these commitments to retailers and third parties.

In-Store Displays/Point-of-Sale materials/Advertising in circulars for Q1 2013+

There are three major programs in place which extend beyond 2012:

1.	SnackCo and GroceryCo will continue the below listed scale marketing programs in place with Canadian consumers and retailers under three joint promotional agreements between SnackCo and GroceryCo. As denoted, the intention is for one entity to become the lead party responsible for program development and execution and to provide “pass through rights” to participate to the other party. As contemplated by Section 4.3 of the Separation Agreement, the parties shall, and shall cause their respective Subsidiaries to, use their respective reasonable best efforts to work together (and, if necessary and desirable, to work with each of the applicable retailers and/or third parties granting promotional rights) in an effort to divide, partially assign, modify and/or replicate (in whole or in part) the respective rights and obligations under and in respect of the joint promotional agreement relating to the joint trade programs listed below, or to otherwise settle a lawful and mutually agreeable arrangement, in each case to give effect to this Project Statement.

2.	For the listed scale marketing programs, the parties will cooperate to jointly build [ * * * ].

3.	Listed scale marketing Programs:

a)	Carnaval de Quebec: SnackCo overall lead responsible party to retailers and third parties granting sponsorship rights

i)	Contract expires in [ * * * ]

b)	Kraft Hockeyville: GroceryCo overall lead responsible party to retailers, third parties grating sponsorship rights and the Canadian Broadcasting Corporation

i)	Contract expires [ * * * ]

c)	Kraft Celebration Tour: GroceryCo overall lead responsible party to retailers and third parties granting sponsorship rights

i)	Contract expires [ * * * ]

- B.4 - 19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Retailer Incentive Payments for 2012

[ * * * ]

Retailer Trade Transition and Close

Overview: [ * * * ]. To properly manage the separation of trade promotional spending and retailer incentives will require well defined processes, procedures and oversight to obtain an accurate trade liability estimate and to ensure proper co-ordination of the related payments to the retailers through customer deductions and cheques. GroceryCo will provide Senior Customer Finance Management oversight services and guidance to the SnackCo Customer Finance and Sales teams to facilitate an accurate trade close for 2012. Activities will include setting up processes, reporting to senior management to facilitate decision making and controls guidance with respect to 2012 trade budgeting, spending, and year-end close procedures. This Service will be provided by the Director, Trade Transition with equal attention given to GroceryCo and SnackCo.

Transition Period: Effective Date to May 31, 2013.

Charges and Payment: SnackCo will reimburse GroceryCo for 50% of the Allocated Cost, subject to the Mark Up, of the Director, Trade Transition (TBD) for the period between October 1, 2012 to May 31, 2013.

Other

Supplier: Kraft Canada Inc. or a Canadian Affiliate of GroceryCo

Buyer: Mondelēz Canada Inc. or a Canadian Affiliate of SnackCo

Duration: Up to 8 months following the Effective Date

Pricing: Allocated Cost (50% of employee-related costs), subject to the Mark-Up

Service provided: The Director, Trade Transition (GroceryCo employee) will spend 50% of his/her time on:

1.	Budgeting retailer incentives and tracking actual spend against budget for Mondelēz Canada Inc. or a Canadian Affiliate of SnackCo

2.	Advising on processes, procedures and controls related to retailer incentives, including as requested liability estimates and payments to retailers

3.	Facilitating the 2012 trade close

- B.4 - 20

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit D

To Project Statement for

Joint CRM Programs, Consumer Programs / Services, Marketing / CIS

[ * * * ] Agreement

See attached.

- B.4 - 21

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

- B.4 - 26

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex B.5

Project Statement

Procurement and Hedging Services

This document is a Project Statement as defined in the Master General Transition Services Agreement (“Master Agreement”) dated as of the Effective Date between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”). This Project Statement is an annex to, and is incorporated and subject to, the Master Agreement. Once signed by both parties, this Project Statement becomes part of the Master Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Master Agreement.

1.	Description of Services.

	Service	Supplier	Transition Period	Country(ies) of Service	Charges and Payment
A.	Coffee Procurement Services, as further described on Exhibit A, attached hereto	SnackCo	Up to two years from the Effective Date	U.S. and Canada	See Exhibit A

B.	Hedging Services, as further described on Exhibit B, attached hereto	GroceryCo	Up to 30 days from the Effective Date	Global	Allocated Cost, subject to the Mark-Up

2.	Details of Services.

2.1 Services Manager. GroceryCo’s Services Manager for Item A in Section 1 above will initially be [ * * * ], and SnackCo’s Services Manager for Item A in Section 1 above will initially be [ * * * ]. GroceryCo’s Services Manager for Item B in Section 1 above will initially be [ * * * ], and SnackCo’s Services Manager for Item B in Section 1 above will initially be [ * * * ]. A party may change its Services Manager upon prior written notice to the other party. The Service Managers will meet on a quarterly basis. During such quarterly meetings, Supplier’s Service Manager will, among other things, inform Buyer’s Service Manager of any planned outsourcing of Services.

3.	Additional terms.

3.1 Term. This Project Statement will become effective upon the Effective Date and will terminate as indicated above in Section 1 under the caption “Transition Period”, unless terminated earlier as provided in the Master Agreement.

3.2 Entire agreement; precedence. This Project Statement will supplement and/or modify the Master Agreement by and between GroceryCo and SnackCo with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Master Agreement, this Project Statement will prevail. All other terms and conditions of the Master Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Master Agreement of which it is a part, is a

- B.5 - 1 -

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

3.3 Amendments. No changes to this Project Statement are valid unless in writing, signed by both parties.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Effective Date.

MONDELĒZ GLOBAL LLC		KRAFT FOODS GROUP, INC.

By:	By:

Its:	Its:

- B.5 - 2 -

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A

to Project Statement for Procurement Services

Coffee Procurement

1.	Supplier: SnackCo

2.	Buyer: GroceryCo

3.	Duration: [ * * * ]

4.	Volume: [ * * * ]

5.	Description of services:

[ * * * ]

6.	Payment: Net [ * * * ] days after sample approval per past practices

7.	Damages/Issues:

a.	[ * * * ]

b.	Rejects for coffee and claim handling will follow the practice existing prior to the Distribution Date.

8.	Market intelligence:

[ * * * ]

9.	Other:

[ * * * ]

- B.5 - 3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

to Project Statement for Procurement Services

Hedging Services

Following the Effective Date, one or more brokerage companies will be establishing accounts for SnackCo. Prior to the establishment of these accounts, GroceryCo will have access to all SnackCo designated trades (with such designations having been established prior to the Distribution Date and maintained thereafter in GroceryCo’s internal information systems), and will execute such trades and settle accounts on behalf of SnackCo. In the event that SnackCo desires that GroceryCo make a trade on SnackCo’s behalf, SnackCo will send a notice to GroceryCo in the form of Schedule A attached hereto. In the event that a brokerage company will not accept payment directly by SnackCo, then GroceryCo will pay such brokerage company on behalf of SnackCo, and SnackCo will reimburse GroceryCo in full for any such payment promptly, but not later than one business day following payment by GroceryCo. At the end of each day, GroceryCo will confirm, using the form of confirmation attached hereto as Schedule B, any executed trades, settlement of accounts and other related actions on that day and confirm the amounts that need to be transferred to/from SnackCo accounts from/to the brokerage account based on that day’s settlement.

- B.5 - 4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule A to Exhibit B

to Project Statement for Procurement Services

Form of Notice Requesting Trade

Email sent from authorized SnackCo commodities finance representative [ * * * ] to authorized GroceryCo commodities finance representative [ * * * ]. Trades will be executed on an as needed basis on SnackCo’s behalf; email receipt by GroceryCo. does not ensure that a trade will be transacted the same day, however, reasonable effort will be provided to ensure same day transactions do occur. Email notification must contain specific data from New Edge system (identified below) for each individual trade to be processed:

Email Template:

I hereby authorize GroceryCo to execute the following trade on behalf of SnackCo:

Product (Commodity) Name

New Edge Account Number

Futures or Options Trade Type Designation

Transaction Quantity

Futures contracts specific information requirements:

Purchase Date

Purchase Price

Long or Short Trade Type Designation

Future Month & Year for Futures Contracts

Action requested (liquidate, exercise …)

Option contracts specific information requirements:

Original Option Trade Date

Option Expiration Date

Option Strike Price and Option Price

Call or Put Option Designation

Action requested (liquidate, exercise …)

GroceryCo will transfer funds to/from SnackCo to cover the outstanding financial liability realized from the trade/s detailed above and executed on SnackCo’s behalf. Trade impact will be realized and settled within GroceryCo New Edge margin account. Realized amount will be transferred to/from GroceryCo to SnackCo on a one day lag.

- B.5 - 5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule B to Exhibit B

to Project Statement for Procurement Services

Form of Confirmation

Email sent from authorized GroceryCo commodities finance representative [ * * * ] to confirm trade execution with SnackCo commodities finance representative [ * * * ]. Email confirmation will contain specific data related to trade (identified below) for each individual trade processed:

Email Template:

GroceryCo on behalf of SnackCo has executed the following trades:

Product (Commodity) Name

New Edge Account Number

Futures or Options Trade Type Designation

Transaction Quantity

Transaction Date

Futures contracts specific information requirements:

Purchase Date

Purchase Price

Long or Short Trade Type Designation

Future Month & Year for Futures Contracts

Action requested (liquidate, exercise …)

Liquidated or Exercised Price

Option contracts specific information requirements:

Original Option Trade Date

Option Expiration Date for Options Contracts

Option Strike Price and Option Price

Call or Put Option Designation

Action requested (liquidate, exercise …)

Liquidated or Exercised Price

GroceryCo will transfer funds to/from SnackCo to cover the outstanding financial liability realized from the trade/s detailed above and executed on SnackCo’s behalf. Trade impact will be realized and settled within GroceryCo New Edge margin account. Realized amount will be transferred to/from GroceryCo to SnackCo on a one day lag.

- B.5 - 6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex B.6

Services for Product, Platform, or Process Development and Management

This document is a Project Statement as defined in the Master General Transition Services Agreement (“Master Agreement”) dated as of the Effective Date between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”). This Project Statement is an annex to, and is incorporated and subject to, the Master Agreement. Once signed by both parties, this Project Statement becomes part of the Master Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Master Agreement.

1.	Description of Services.

Service	Supplier	Transition Period	Country(ies) of Service	Charges and Payment
Kraft Food Ingredients (KFI) Services for Product, Platform, or Process Development and Management, as further described in Exhibit A (the “Projects”).	GroceryCo	Up to 24 months from the Effective Date	Global	Allocated Cost, subject to the Mark-Up See Exhibit A for an estimate of the annual cost to deliver the Projects.

2.	Details of Services.

2.1 Scope and specifications of Services. GroceryCo will provide SnackCo with new ingredient, platform, and process management and support services consistent with past practices in the Projects listed in Exhibit A, as directed by SnackCo. The Parties may, by mutual consent, enter into separate agreements for services in any new projects, which may be identified after the Effective Date.

2.2 Deliverables. A listing of the project activity to be undertaken pursuant to this Annex is attached as Exhibit A hereto.

2.3 Services Manager. GroceryCo’s Services Manager will initially be [ * * * ], and SnackCo’s Services Managers will initially be [ * * * ] and [ * * * ]. A party may change its Services Manager upon prior written notice to the other party.

- B.6 - 1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Additional terms.

3.1 Term. This Project Statement will become effective upon the Effective Date and will terminate as indicated above in Section 1 under the caption “Transition Period”, unless terminated earlier as provided in the Master Agreement.

3.2 Intellectual Property.

(a) Except as may otherwise be provided in the IP Separation Agreement: (i) GroceryCo will own and continue to own all rights in and to all intellectual property developed, authored, or created by GroceryCo, its employees or Contractors after the Effective Date and in the course of any Project, including all inventions, discoveries, developments, improvements, works of authorship, patent rights, copyrights, industrial design rights, database rights, trade secrets, and know-how, regardless of whether or not it incorporates, is based on or is derived from any intellectual property provided to GroceryCo by SnackCo in connection with the Projects or any other preexisting information, material or rights (the “Work Product”); and (ii) GroceryCo will have the sole right, in its own discretion, to decide whether to file patent applications or other applications for protection of rights in Work Product, and will have the sole discretion and responsibility for all decisions about the content and prosecution of such applications and the maintenance of any resulting patents or other grants or registrations.

(b) GroceryCo hereby grants to the SnackCo as from the Effective Date a perpetual, non-exclusive, fully-paid, royalty-free and transferable license to use the ingredient specifications delivered in connection with the Services (excluding the processes used by GroceryCo to produce ingredients) in any manner or way without any restrictions.

(c) Except as may otherwise be provided in in the IP Separation Agreement: (i) SnackCo will own and continue to own all rights in and to SnackCo’s intellectual property, including any underlying SnackCo intellectual property that GroceryCo uses or incorporates in developing any Work Product; and (ii) GroceryCo will have no right to use such SnackCo intellectual property except in connection with performing the Services.

(d) Any intellectual property that is developed jointly by the Parties in any Project will be jointly owned by the Parties, with each Party free to use and otherwise exploit (and to license others to use and otherwise exploit) such intellectual property without any obligation to share with the other Party, or account to the other Party for, any resulting profits.

3.3 No warranties. GroceryCo makes no warranties that the Services will product any particular outcomes or results, and makes no warranties about the deliverables and timing identified above. SnackCo will have the right to terminate this Service with immediate effect as a remedy if the Services will not meet expectations under agreed milestones.

3.4 Entire agreement; precedence. This Project Statement will supplement and/or modify the Master Agreement by and between GroceryCo and SnackCo with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Master Agreement, this Project Statement will prevail. All other terms and conditions of the Master Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Master Agreement of which it is a part, is a complete and

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

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exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

3.5 Amendments. No changes to this Project Statement are valid unless in writing, signed by both parties.

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

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IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

MONDELĒZ GLOBAL LLC	KRAFT FOODS GROUP, INC.

By:	By:

Its:	Its:

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

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Exhibit A

to Project Statement for Services for Product, Platform, or Process Development and

Management

Project Activity

Summary

Description	Good Faith Estimate (Total)*
Project Driven (New)	$	[ * * * ]
*	The amount excludes Mark-Up, which will be added as appropriate

Snacks

Description	Good Faith Estimate (Summary)	Start Date	Estimated Close Date	Good Faith Estimate

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

- B.6 - 5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]	[ * * * ]			[ * * * ]

International

Description	Good Faith Estimate (Summary)	Start Date	Estimated Close Date	Good Faith Estimate

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]		[ * * * ]	[ * * * ]	[ * * * ]

[ * * * ]	[ * * * ]			[ * * * ]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex C

Menu Services

Annex	Category of Menu Services
C.1	Human Resources, Payroll and Benefits

C.2	Accounting, Finance and Treasury

C.3	Operations

C.4	Joint CRM Programs, Consumer Programs / Services, Marketing / CIS

C.5	Procurement and Hedging

C.6	Product, Platform, or Process Development and Management

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex C.1

Menu Services

Human Resources, Payroll and Benefits

	Service	Country(ies) of Service
A.	Manager transaction support: For any employee transaction (e.g., new hires, promotions, etc.) for which a business manager has authority to approve the transaction, Supplier (SnackCo) will provide administrative support to Buyer (GroceryCo) by entering such transactions in the applicable database(s)	U.S., Canada and Puerto Rico

B.	Health and welfare benefit plan administration	U.S., Canada and Puerto Rico

C.	Retirement benefit plan administration	U.S., Canada and Puerto Rico

D.	COBRA services	U.S.

E.	Personnel files access	U.S., Canada and Puerto Rico

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Annex C.2

Menu Services

Accounting, Finance and Treasury

	Service	Supplier	Transition Period	Country(ies) of Service and Buyer	Charges and Payment

A.	Cash Management	GroceryCo or SnackCo	Up to 6 months after the Effective Date	Global	Fully Allocated Cost plus Mark-up

B.	Benefit Investments (in addition to any Services described under Annex B.1.(A))	GroceryCo or SnackCo	Up to 6 months after the Effective Date	US and Canada	Fully Allocated Cost plus Mark-up

C.	Capital Markets	GroceryCo or SnackCo	Up to 6 months after the Effective Date	Global	Fully Allocated Cost plus Mark-up

D.	Risk Management and Insurance	GroceryCo or SnackCo	Up to 6 months after the Effective Date	Global	Fully Allocated Cost plus Mark-up

Note: The Services listed above may include consulting, advice, and/or execution at the request of the Buyer. Execution requests must be in writing and in reasonable detail.

- C.2 - 1 -

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Annex C.3

Menu Services

Operations

None.

- C.3 - 1 -

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Annex C.4

Menu Services

To Project Statement for

Joint CRM Programs, Consumer Programs / Services, Marketing / CIS

Service	Country of Service

Foodservice “on premise” equipment support and track equipment programs by GroceryCo (Supplier), including equipment support, such as:

•        Tracking;

•        Audits;

•        Shipment and delivery verification for on-premise equipment, including hot and cold beverage equipment (excluding Tassimo), and snack/merchandising racks; and

•        Tracking and support for the fulfillment of contractual obligations associated with equipment assets.

U.S. and Canada

For foodservice: Tracking, reconciliation, verification and fulfillment of marketing programs, rebates, offers and pricing of contracts that are submitted to the parties for payment, including the processing, fulfillment and tracking of contracts to be completed	U.S. and Canada

Consulting by GroceryCo related to customers, trade, ad hoc requests, industry data, consumer studies, industry groups and organizations	U.S.

Consulting services for historical plant audits, as requested by Foodservice customers	U.S. and Canada

Consulting by GroceryCo (Supplier) to SnackCo (Buyer) with respect to media purchasing through December 31, 2012	Canada

For foodservice: Consulting by GroceryCo (Supplier) with respect to licensing arrangements	U.S. and Canada

- C.4 - 1 -

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Annex C.5

Menu Services

Procurement and Hedging Services

None.

- C.5 - 1 -

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Annex C.6

Menu Services

Services for Product, Platform, or Process Development and Management

None.

- C.6 - 1 -

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Annex D

Wire Transfer Information

If to GroceryCo:

[ * * * ]

If to SnackCo:

[ * * * ]

For Canadian matters: Canadian billing will be in Canadian $ and any reference to Canadian services provided refers to Canadian $:

If to Groceryco Canada:

[ * * * ]

If to Snackco Canada

[ * * * ]

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